UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

QUINT MEDIA INC.

(Name of Registrant as Specified in Its Charter)

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(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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QUINT MEDIA INC.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

(561) 514-0936

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

On June 22, 2015, the board of directors of Quint Media Inc. (hereinafter referred to as “we,” “us,” “our,” “Quint Media” or the “Company”), and stockholders holding a majority of our voting power took action by written consent to approve the following actions:

1.	Approve the Share Exchange Agreement, dated as of June 22, 2015 by and among Quint Media, OncBioMune, Inc. (“ONC”) and the ONC stockholders (the “Exchange Agreement”), pursuant to which Quint Media will acquire up to 47,000,000 of the issued and outstanding shares of ONC, representing 100% of ONC’s issued and outstanding common stock from ONC’s stockholders, in exchange for the issuance of one share of our common stock and 0.0212765957446809 of the Company’s Series A preferred stock for each share of ONC’s common stock (the “Exchange”), after giving effect to the Reverse Stock Split and certain other transactions provided for in the Exchange Agreement,

2.	Approve an amendment to our articles of incorporation, as amended (the “Articles”), to effect a 1-for-138.73502066667 (or such other number that will result in the reduction of the number of issued and outstanding shares of our common stock, prior to closing, to 3,000,000 shares) reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock (the “Reverse Stock Split Amendment”), and

3.	Approve an amendment to our Articles to change our corporate name from Quint Media Inc. to OncBioMune Pharmaceuticals, Inc. (the “Name Change Amendment” and together with the Reverse Stock Split Amendment, the “Amendments”).

Stockholders of record at the close of business on __________________, 2015, are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Exchange Agreement and the Amendments will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this notice. We anticipate that the Exchange Agreement and the Amendments will become effective on or about __________, 2015.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about us is contained in our reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with or furnished to the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Constantin Dietrich
Constantin Dietrich
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer

West Palm Beach, Florida
______________, 2015

QUINT MEDIA INC.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

(888) 573-6622 Ext. 1

__________, 2015

INFORMATION STATEMENT

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about __________, 2015, to the stockholders of record, as of __________________, 2015 (the “Record Date”), of Quint Media Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” “Quint Media” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of the stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Our board of directors (the “Board”) and stockholders holding a majority of our voting power took action by written consent to approve the following actions:

1.	Approve the Share Exchange Agreement, dated as of June 22, 2015 by and among Quint Media, OncBioMune, Inc. (“ONC”) and the ONC stockholders (the “Exchange Agreement”), pursuant to which Quint Media will acquire up to 47,000,000 of the issued and outstanding shares of ONC, representing 100% of ONC’s issued and outstanding common stock from ONC’s stockholders, in exchange for the issuance of one share of our common stock and 0.0212765957446809 of the Company’s Series A preferred stock for each share of ONC’s common stock (the “Exchange”), after giving effect to the Reverse Stock Split and certain other transactions provided for in the Exchange Agreement,

2.	Approve an amendment to our articles of incorporation, as amended (the “Articles”), to effect a 1-for-138.73502066667 (or such other number that will result in the reduction of the number of issued and outstanding shares of our common stock, prior to closing, to 3,000,000 shares) reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock (the “Reverse Stock Split Amendment”), and

3.	Approve an amendment to our Articles to change our corporate name from Quint Media Inc. to OncBioMune Pharmaceuticals, Inc. (the “Name Change Amendment” and together with the Reverse Stock Split Amendment, the “Amendments”).

On June 22, 2015, our Board unanimously approved the Exchange Agreement, Exchange and the Amendments. Subsequent to our Board’s approval of the Exchange Agreement, the Exchange and the Amendments, the holders of a majority of the voting power of our voting stock approved the Exchange Agreement and the Amendments by written consent, on June 22, 2015. We expect that the Exchange Agreement and the Amendments will become effective on or about __________, 2015. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders entitled to consent in connection with approval of the Exchange Agreement and adoption of the Amendments. The Exchange Agreement and the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders.

SUMMARY

This summary highlights material information from this Information Statement. It may not contain all of the information that is important to you. You should read carefully this entire Information Statement and the other documents to which this Information Statement refers to understand fully the Exchange Agreement, the Exchange, the Amendments and the related transactions. See “Where You Can Find More Information” beginning on page ____.

Information About Quint Media	We are a digital and social media and entertainment company founded to connect people with content relating to their passions and interests, and with each other. This encompasses social discovery aspects of the internet, primarily through an engagement website with mobile and tablet applications. Quint Media was incorporated in Nevada in 2005. Our principal offices are located at 330 Clematis Street, Suite 217, West Palm Beach, FL 33401 and our telephone number is (561) 514-0936. Our website is www.quintmediainc.com. Our common stock is quoted on the OTCQB, operated by the OTC Markets Group, under the symbol, “QUNI.” Additional information about us is included in documents incorporated by reference into this Information Statement. See the section entitled “Where You Can Find More Information” beginning on page 73.

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Information About OncBioMune, Inc.	ONC is headquartered in Baton Rouge, Louisiana and was founded in 2005. ONC is a biotechnology company specializing in innovative cancer therapies. It has proprietary rights to a breast and prostate cancer therapeutic vaccines, a process for the growth of cancer cells and targeted chemotherapies. ONC’s mission is to improve the overall patient condition through innovative immunotherapy with proven treatment protocols. ONC’s principal offices are located at 17050 Medical Center Drive, 4th Floor, Baton Rouge, Louisiana and its telephone number is (225) 755-3070. ONC’s website is www.oncbiomune.com.

The Exchange (page ____)	On the terms and subject to the conditions set forth in the Exchange Agreement, on the closing date, (i) the ONC shareholders, representing an aggregate of 47,000,000 shares of ONC common stock, will sell all of their ONC shares, such that we will acquire 100% of ONC’s outstanding common stock. In exchange for the transfer of such securities, we will deliver to each ONC shareholder one share of our common stock and 0.0212765957446809 of the Company’s Series A preferred stock for each share of ONC common stock. All share amounts give effect to the Reverse Stock Split.

Quint Media’s Reasons for the Exchange (page ___)	In evaluating the Exchange, and in reaching its decision to approve the Exchange Agreement and the transactions contemplated thereby, Quint Media’s board of directors considered a number of factors, including those listed in “The Exchange—Quint Media’s Reasons for the Exchange” beginning on page ____.

Record Date; Outstanding Shares; Shares Entitled to Notice (page ____)	Only stockholders of record at the close of business on ___________, 2015, the Record Date, are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 500,000,000 shares of common stock, $0.0001 par value per share. As of the Record Date, there were _______________ shares of common stock issued and outstanding, held by _____ holders of record. Holders of our common stock are entitled to one vote per share.

Stock Ownership of Directors and Executive Officers (page ____)	At the close of business on June ___, 2015, our directors and executive officers beneficially owned _____________ shares of our common stock, collectively representing approximately _____% of our outstanding shares on that date.

Quint Media Stockholders’ Dissenters’ Rights (page ___)	There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

Conditions to Completion of the Exchange (page ____)	The obligations of Quint Media, ONC and the ONC stockholders to complete the Exchange are subject to the satisfaction (or, to the extent permissible, waiver) on or prior to the closing date of the Exchange of certain conditions, including:

●	Our board of directors shall have approved the Exchange,
●	Our board of directors shall have approved the Reverse Stock Split,
●	Our board of directors shall have approved our corporate name change to OncBioMune Pharmaceuticals, Inc., and
●	We shall have designated 1,000,000 shares of Series A preferred stock, with each share being entitled to 500 votes on all matters submitted to our stockholders for a vote.

All closing conditions have been satisfied. The Exchange is expected to close no later than August 31, 2015, but in no event before the Exchange Agreement has been signed by shareholders of ONC holding 100% of ONC’s outstanding common stock.

Termination (page ____)	The Exchange Agreement may be terminated by each of the ONC shareholders or by the Company only (a) in the event that the Company or ONC do not meet the conditions precedent set forth in the Exchange Agreement, or (b) if the closing of the Exchange has not occurred by August 31, 2015.

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RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 500,000,000 shares of common stock, $0.0001 par value per share. As of the Record Date, there were _______________ shares of common stock issued and outstanding, held by _____ holders of record. Holders of our common stock are entitled to one vote per share.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by Quint Media.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

MATTER NO. 1: APPROVAL OF THE ACQUISITION OF ONC’S OUTSTANDING COMMON STOCK IN EXCHANGE FOR THE ISSUANCE OF QUINT MEDIA COMMON STOCK

Background of the Exchange

At the end of April 2015, Mr. Barrett Ehrlich introduced Jonathan Head, Ph.D., ONC’s Chief Executive Officer, and Andrew Kucharchuk, ONC’s Chief Financial Officer, to Laura Anthony, Esq., of Legal & Compliance, LLC, and Quint Media’s counsel.

Beginning in May 2015, Ms. Anthony negotiated a term sheet with Conrad S. Lysiak, Esq., of The Law Office of Conrad C. Lysiak, P.S., and ONC’s counsel. On May 6, 2015, the parties executed a term sheet relating to the transaction.

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The parties commenced their respective due diligence investigations beginning in May 2015. During this period, legal advisors of Quint Media and ONC held numerous teleconferences and corresponded regularly regarding various business and legal due diligence matters. Due diligence continued through June 2015. In addition, the parties’ legal advisors negotiated the terms of the definitive Exchange Agreement. The Exchange Agreement was executed by the parties on June 22, 2015.

The Parties to the Exchange

Quint Media Inc.

We are a digital and social media and entertainment company founded to connect people with content relating to their passions and interests, and with each other. This encompasses social discovery aspects of the internet, primarily through an engagement website with mobile and tablet applications. Quint Media was incorporated in Nevada in 2005. Our principal offices are located at 330 Clematis Street, Suite 217, West Palm Beach, FL 33401 and our telephone number is (561) 514-0936. Our website is www.quintmediainc.com. Our common stock is quoted on the OTCQB, operated by the OTC Markets Group, under the symbol, “QUNI.” Additional information about us is included in documents incorporated by reference into this Information Statement. See the section entitled “Where You Can Find More Information” beginning on page ___.

OncBioMune, Inc.

ONC is headquartered in Baton Rouge, Louisiana and was founded in 2005. ONC is a biotechnology company specializing in innovative cancer therapies. It has proprietary rights to a breast and prostate cancer therapeutic vaccines, a process for the growth of cancer cells and targeted chemotherapies. ONC’s mission is to improve the overall patient condition through innovative immunotherapy with proven treatment protocols. ONC’s principal offices are located at 17050 Medical Center Drive, 4th Floor, Baton Rouge, Louisiana and its telephone number is (225) 755-3070. ONC’s website is www.oncbiomune.com.

Approval of the Exchange

Quint Media Board Approval

On June 22, 2015, our Board approved the Exchange and the Exchange Agreement. The Board recommended that the stockholders approve the Exchange Agreement, as well. On June 22, 2015, a majority of our stockholders approved the Exchange Agreement, as required by Nevada law.

ONC Board Approval

On June 22, 2015, ONC’s Board approved the Exchange and the Exchange Agreement. The Board recommended that the stockholders approve the Exchange Agreement, as well. On June 22, 2015, ONC’s stockholders unanimously approved the Exchange Agreement.

Reasons for the Exchange

The Exchange is specifically designed to enhance Quint Media and its operations and to enhance stockholder value. Our Board has concluded that the Exchange is in the best interests of Quint Media and our stockholders.

Terms of the Exchange

The following is a brief summary of the terms of the Exchange. This summary does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is annexed to this Information Statement as Annex A and incorporated herein by reference.

Explanatory Note Regarding the Exchange Agreement

The Exchange Agreement has been included to provide our stockholders with information regarding its terms. It is not intended to provide to any person not a party thereto any other factual information about Quint Media. The Exchange Agreement contains representations and warranties of the Quint Media and ONC, negotiated between the parties and made as of specific dates solely for purposes of the Exchange Agreement, including setting forth the respective rights of the parties with respect to their obligations to complete the Exchange. This description of the representations and warranties is not intended to provide any other factual information about Quint Media. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. As a result, no person should rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Quint Media or ONC or any of their respective subsidiaries or affiliates.

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The Exchange

The objective of the Exchange is the acquisition by Quint Media of 100% of ONC’s outstanding shares. On the terms and subject to the conditions set forth in the Exchange Agreement, on the closing date of the Exchange, the ONC shareholders, representing an aggregate of 47,000,000 shares of ONC common stock, upon their agreement, will sell, assign, transfer and deliver, all of the ONC shares held by them. In exchange for the transfer of the ONC common stock, Quint Media will deliver to each ONC shareholder one share of Quint Media common stock for each share of ONC common stock. All share amounts herein give effect to the Reverse Stock Split. See “Matter No. 2: Amendment of Our Articles to Effect the Reverse Stock Split of Our Common Stock.”

The Closing

The closing of the Exchange will occur following completion of the closing conditions set forth in the Exchange Agreement (see “—Conditions to the Closing”) and upon delivery of 100% of the ONC shares. The parties expect that the closing will occur no later than August 31, 2015.

Representations and Warranties

In the Exchange Agreement, each of Quint Media and ONC made representations and warranties customary for transactions similar to the Exchange.

Conditions to the Closing

The consummation of the transactions contemplated by the Exchange Agreement is subject to certain customary conditions, including, among others, the accuracy of the representations and warranties. In addition, the Exchange Agreement is subject to the following closing conditions:

1.	Our board of directors shall have approved the Exchange,

2.	Our board of directors shall have approved the Reverse Stock Split,

3.	Our board of directors shall have approved our corporate name change to OncBioMune Pharmaceuticals, Inc., and

4.	We shall have designated 1,000,000 shares of Series A preferred stock, with each share being entitled to 500 votes on all matters submitted to our stockholders for a vote.

All closing conditions have been satisfied. The Exchange is expected to close no later than August 31, 2015, but in no event before the Exchange Agreement has been signed by shareholders of ONC holding 100% of ONC’s outstanding common stock.

Termination

The Exchange Agreement may be terminated by each of the ONC shareholders or by the Company only (a) in the event that the Company or ONC do not meet the conditions precedent set forth in the Exchange Agreement, or (b) if the closing of the Exchange has not occurred by August 31, 2015.

Accounting Treatment

The Exchange will be accounted for as a reverse merger under which, for accounting purposes, Quint Media would be considered the acquirer and the surviving corporation and ONC would be treated as the successor to Quint Media’s historical operations. Accordingly, Quint Media’s historical financial statements will be treated as the financial statements of ONC.

Certain Federal Income Tax Consequences

The following is a summary of important U.S. federal income tax considerations of the Exchange. Such summary addresses only individual U.S. stockholders who hold our common stock as capital assets. Moreover, such summary does not purport to be complete and does not address stockholders subject to special rules, such as dealers in securities or currencies; financial institutions; regulated investment companies; real estate investment trusts; insurance companies; tax-exempt organizations; persons holding our common stock as part of a straddle, hedge or conversion transaction; traders in securities that have elected the mark-to-market method of accounting with respect to our common stock; partnerships or other pass-through entities for U.S. federal income tax purposes; persons whose “functional currency” is not the U.S. dollar; foreign stockholders; U.S. expatriates; or stockholders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation. Further, it does not address any state, local, estate or foreign income or other tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the U.S. federal income tax consequences to stockholders as a result of the Exchange. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

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Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Exchange on them under applicable U.S. federal, state, estate, local and foreign tax laws.

The Exchange is intended to be treated as a “reorganization” within the meaning of Section 368 of the Code. Assuming that the Exchange qualifies as a reorganization, a stockholder generally will not recognize gain or loss as a result of the Exchange.

Regulatory Approvals

With the exception of any required filings under the Exchange Act, required FINRA filings and the acceptance of the articles of exchange by the Nevada Secretary of State, we do not believe that there any other federal or state regulatory filing requirements or approvals are required in connection with the Exchange. The articles of exchange will be filed with the Nevada Secretary of State following implementation of the Amendments and execution of the Exchange Agreement by 100% of the ONC shareholders, but in no event earlier than 20 calendar days after the mailing of this information statement.

Reports, Opinions, Appraisals

We did not receive a report, opinion or appraisal from an outside party regarding the value of our common stock or the fairness of the Exchange Agreement or otherwise engage a financial advisor in connection with the Exchange Agreement. Our board of directors concluded that sufficient information was available and the safeguards in place were such that the expense of retaining an independent financial advisor could not be justified. For example, we conducted due diligence on ONC, and ONC’s shareholders and management are unrelated third parties and the Exchange Agreement was negotiated at arm’s-length.

Expenses and Fees

We are funding the Exchange and the other transactions contemplated herein and in the Exchange Agreement from our cash on hand.

Information Concerning ONC

Overview

ONC is headquartered in Baton Rouge, Louisiana and was founded in 2005. ONC is a biotechnology company specializing in innovative cancer therapies. It has proprietary rights to a breast and prostate cancer therapeutic vaccines, a process for the growth of cancer cells and targeted chemotherapies. ONC’s mission is to improve the overall patient condition through innovative immunotherapy with proven treatment protocols.

ONC was established to potentiate the commercial opportunities, derived from the scientific research and development of the proponents’ cancer treatments, by pursuing licensing and/or acquisition of its therapies and proprietary technologies. The Company’s founders, Robert L. Elliott, MD, and Jonathan F. Head, PhD, have conducted their activities in association with the Elliott-Elliott-Head Breast Cancer Research and Treatment Center, a proponent related entity, in Baton Rouge, Louisiana, where an average of 40 patients are treated daily.

ONC’s current product portfolio consists of three target therapies and a vaccine platform that allows the company to create a therapeutic vaccine for any solid tumor cancer. The vaccine platform has treated over 300 patients.

Through the transaction with Quint Media, ONC plans to further develop its proprietary cancer technologies. ONC is currently in the planning stage of a Phase 2 clinical trial of the company’s lead product, ProscaVax®. The trial will be under the direction of Glenn Bubley, MD and the lead site will be Harvard’s Beth Israel Deaconess Medical Center, with additional other hospitals in the Harvard Health System. The trial will expand the results that ONC found in its Phase 1 in a different patient population. ONC will file a new drug application after the completion of the Phase 2.

In addition to the funding of the development of ProscaVax®, the Exchange will also help ONC finance the development of its other proprietary technologies, such as the paclitaxel-albumin conjugate that ONC plans to file an orphan drug indication within the next two years.

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ONC’s website is www.oncbiomune.com. ONC’s telephone number is (225) 755-3070.

Financial and Other Information

The financial statements of ONC listed in the table below are included in this Information Statement:

Page
Report of Independent Registered Public Accounting Firm	F-18
Balance Sheets at December 31, 2014 and 2013	F-19
Statements of Operations for the Years Ended December 31, 2014 and 2013	F-20
Statements of Changes in Members’ Equity (Deficit) for the Years Ended December 31, 2014 and 2013	F-21
Statements of Cash Flows for the Years Ended December 31, 2014 and 2013	F-22
Balance Sheets at March 31, 2015 and 2014
Statements of Operations for the Three Months Ended March 31, 2015 and 2014
Statements of Changes in Members’ Equity (Deficit) for the Three Months Ended March 31, 2015 and 2014
Statements of Cash Flows for the Three Months Ended March 31, 2015 and 2014

Management’s Discussion and Analysis of Financial Condition and Results of Operations (ONC)

The following discussion should be read in conjunction with ONC’s financial statements and the related notes that appear elsewhere in this Information Statement.

Overview

ONC is headquartered in Baton Rouge, Louisiana and was founded in 2005. ONC is a biotechnology company specializing in innovative cancer therapies. It has proprietary rights to a breast and prostate cancer therapeutic vaccines, a process for the growth of cancer cells and targeted chemotherapies. ONC’s mission is to improve the overall patient condition through innovative immunotherapy with proven treatment protocols.

ONC was established to potentiate the commercial opportunities, derived from the scientific research and development of the proponents’ cancer treatments, by pursuing licensing and/or acquisition of its therapies and proprietary technologies. The Company’s founders, Robert L. Elliott, MD, and Jonathan F. Head, PhD, have conducted their activities in association with the Elliott-Elliott-Head Breast Cancer Research and Treatment Center, a proponent related entity, in Baton Rouge, Louisiana, where an average of 40 patients are treated daily.

ONC’s current product portfolio consists of three target therapies and a vaccine platform that allows the company to create a therapeutic vaccine for any solid tumor cancer. The vaccine platform has treated over 300 patients.

Through the transaction with Quint Media, ONC plans to further develop its proprietary cancer technologies. ONC is currently in the planning stage of a Phase 2 clinical trial of the company’s lead product, ProscaVax®. The trial will be under the direction of Glenn Bubley, MD and the lead site will be Harvard’s Beth Israel Deaconess Medical Center, with additional other hospitals in the Harvard Health System. The trial will expand the results that ONC found in its Phase 1 in a different patient population. ONC will file a new drug application after the completion of the Phase 2.

In addition to the funding of the development of ProscaVax®, the Exchange will also help ONC finance the development of its other proprietary technologies, such as the paclitaxel-albumin conjugate that ONC plans to file an orphan drug indication within the next two years.

Results of Operations

Three Months Ended March 31, 2015 Compared to Three Months Ended March 31, 2014

Revenue

ONC had no revenue for the three months ended March 31, 2015 and 2014, respectively.

Operating Expenses

During the three months ended March 31, 2015, ONC incurred operating expenses of $49,427, compared with $131,690 for the three months ended March 31, 2014. The decrease in operating expenses is attributable to a decrease in general and administrative expense of $82,263.

Other Income (Expense)

During the three months ended March 31, 2015, ONC had total other income of $5,174, compared to total other expense of $(444) for the three months ended March 31, 2014. The increase was due primarily to an increase in other income of $5,600 for the three months ended March 31, 2015.

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Loss from Operations

For the three months ended March 31, 2015, ONC realized a loss from operations of $49,427, compared to a loss from operations of $131,690 for the three months ended March 31, 2014. The $82,263 decrease in loss from operations is attributable to the increase in general and administrative expense.

Net Loss

For the three months ended March 31, 2015, ONC realized a net loss of $44,253, as compared to a net loss of $132,134 for the three months ended March 31, 2014.

Year Ended December 31, 2014 Compared to Year Ended December 31, 2013

Revenue

ONC generated revenue of $254 for the year ended December 31, 2014, compared to revenue of $550,881 for the year ended December 31, 2013.

Operating Expenses

During the year ended December 31, 2014, ONC incurred operating expenses of $452,698, compared to $642,272 for the year ended December 31, 2013. The decrease in operating expenses is attributable to a $189,574 decrease in general and administrative expense, partially offset by a $2,487 increase in research and development expense.

Other Expense

During the year ended December 31, 2014, ONC had total other expense of $1,435, compared to total other expense of $500 for the year ended December 31, 2013. The increase was due to an increase in interest expense for the year ended December 31, 2014.

Loss from Operations

For the year ended December 31, 2014, ONC realized a loss from operations of $452,444, compared to a loss from operations of $91,391 for the year ended December 31, 2013. The $361,053 increase in loss from operations is attributable to the decrease in revenues, partially offset by the decrease in research and development expense and the decrease in general and administrative expense.

Net Loss

For the year ended December 31, 2014, ONC realized a net loss of $453,879, as compared to a net loss of $91,391 for the year ended December 31, 2013.

Liquidity and Capital Resources

ONC has suffered recurring losses from inception.

Net Cash Used in Operating Activities

ONC’s net cash used in operating activities for the three months ended March 31, 2015, compared to its cash used in operating activities for the three months ended March 31, 2014, decreased $80,082, mainly due to a decrease in net loss in 2015 compared to 2014. ONC’s net cash used in operating activities for the year ended December 31, 2014, compared to the year ended December 31, 2013, decreased $560,250, mainly due to an increase in net loss in 2015 compared to 2014.

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Cash Provided By (Used in) Financing Activities

ONC’s cash provided by (used in) financing activities for the three months ended March 31, 2015 was $8,000, compared to $(2,900) for the three months ended March 31, 2014. ONC’s cash provided by (used in) financing activities for the year ended December 31, 2014 was $51,081, compared to $30,000 for the year ended December 31, 2013.

Cash Requirements

ONC’s management does not believe that its current capital resources will be adequate to continue operating its company and maintaining its business strategy for more than 12 months. Accordingly, ONC will have to raise additional capital in the near future to meet its working capital requirements. There can be no assurance that additional financing will be available to ONC when needed or, if available, that it can be obtained on commercially reasonable terms. If ONC is not able to obtain the additional financing on a timely basis, if and when it is needed, ONC will be forced to scale down or perhaps even cease the operation of its business.

Off-Balance Sheet Arrangements

ONC has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to its stockholders.

Going Concern

ONC’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. ONC’s management cannot provide assurance that ONC will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. ONC’s management believes that ONC’s capital resources will be currently adequate to continue operating and maintaining its business strategy for the calendar years ending December 31, 2014 and 2013. ONC continues to seek for additional funding in 2015 to launch the business plans.

ONC will seek to raise capital through additional debt and/or equity financings to fund its operations in the future. Although ONC has historically raised capital from government contracts, there is no assurance that it will be able to continue to do so. If ONC is unable to raise additional capital or secure additional lending in the near future, management expects that ONC will need to curtail or cease operations. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should ONC be unable to continue as a going concern.

Critical Accounting Policies

ONC has identified the following policies as critical to its business and results of operations. ONC’s reported results are impacted by the application of the following accounting policies, certain of which require management to make subjective or complex judgments. These judgments involve making estimates about the effect of matters that are inherently uncertain and may significantly impact quarterly or annual results of operations. For all of these policies, management cautions that future events rarely develop exactly as expected, and the best estimates routinely require adjustment. Specific risks associated with these critical accounting policies are described in the following paragraphs.

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

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Cash

For purposes of the statement of cash flows, ONC considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. ONC has no cash equivalents as of December 31, 2014 and 2013.

ONC maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. ONC has not experienced any losses in such accounts through December 31, 2014 and 2013. There were no balances in excess of FDIC insured levels as of December 31, 2014 and 2013.

Fair value of financial instruments and fair value measurements

Fair value of certain of ONC’s financial instruments including cash, account payable, loan payables, and approximate cost because of their short maturities. ONC measures and reports fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value investments.

Fair value, as defined in ASC 820, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of an asset should reflect its highest and best use by market participants, principal (or most advantageous) markets, and an in-use or an in-exchange valuation premise. The fair value of a liability should reflect the risk of nonperformance, which includes, among other things, ONC’s credit risk.

Valuation techniques are generally classified into three categories: the market approach; the income approach; and the cost approach. The selection and application of one or more of the techniques may require significant judgment and are primarily dependent upon the characteristics of the asset or liability, and the quality and availability of inputs. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820 also provides fair value hierarchy for inputs and resulting measurement as follows:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Unobservable inputs for the asset or liability that are supported by little or no market activity and that are significant to the fair values.

Fair value measurements are required to be disclosed by the Level within the fair value hierarchy in which the fair value measurements in their entirety fall. Fair value measurements using significant unobservable inputs (in Level 3 measurements) are subject to expanded disclosure requirements including a reconciliation of the beginning and ending balances, separately presenting changes during the period attributable to the following: (i) total gains or losses for the period (realized and unrealized), segregating those gains or losses included in earnings, and a description of where those gains or losses included in earning are reported in the statement of income.

Members’ Equity, Personal Assets and Income Taxes

Pursuant to the ONC’s LLC correction of agreement effective dated April 22, 2005, in consideration of the initial members’ respective membership interest in and to the company, Robert L. Elliott, M.D. has initial capital contribution $600 which represents 60% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution $400 which represents 40% membership interest. Pursuant to ONC’s amendment of operating agreement effective dated June 1, 2015, Robert L. Elliott, M.D. has initial capital contribution changed to $500 which represents 50% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution changed to $500 which represents 50% membership interest.

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All net distributable profit and loss of ONC, as determined by management, is distributed in accordance with the respective percentage of interests as set forth in the LLC Agreement five business days after determination.

In accordance with the generally accepted method of presenting limited liability company financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of net income of the LLCs, or any provision for federal income taxes.

All the taxes are pass through to the members of the LLC, therefore, no tax is recorded for ONC for the years ended December 31, 2014 and 2013.

Revenue recognition

ONC recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the purchase price is fixed or determinable and collectability is reasonably assured. The revenue are grants from government agency and this is the only customer and source of revenue for ONC for the year ended December 31, 2013. ONC needs to provide monthly report to the government agency for the progress as agreed in the master contract. ONC will recognized as revenue when they received approval from the government agency.

Information Concerning Quint Media

Our Business

We are a digital and social media and entertainment company founded to connect people with content relating to their passions and interests, and with each other. As a key component of our cross-platform implementation, we are pioneering a mobile-native philosophy to transform the way the public consumes news and information. This philosophy is supported by both proprietary technology and a team of international experts that are enabling content creation and consumption specifically for any smartphone or tablet device. In doing so, we believe we offer substantial value to businesses, brands and advertisers. This value will be facilitated by leveraging user data to offer specific targeted advertising and by integrating online marketing such as native and programmatic advertising, including real-time bidding. With real-time bidding, the value of an advertisement is determined in real-time based on the demographic of the user who will see the advertisement and the outcome of an auction, which selects the winning advertiser.

The concept of our network is being engineered with a powerful digital ecosystem at its core. In addition to matching each user with content that is customized to that user’s interests, this center of activities processes and organizes all of the information and user data across our entire digital and social network. Feature-rich applications for iPhone, Android and Blackberry will allow users to follow the stories that matter most to them and receive up-to-the-second updates on those stories as they evolve over time. In doing so, they have important facts, statistics, quotes and multimedia without fluff, and remain updated without re-reading old information.

We strive to become an industry leader through innovation. For example, our ecosystem supports citizen journalism, a socially innovative feature that puts reporting into the public’s hands. Both efficient and interactive, it allows individuals to submit stories (scoops), photos and video of breaking news in any industry and monetize their own content. Bloggers and other individual authors can also partner with us by contributing sought-after content to its communities. In return, partners can generate both traffic and revenue.

We are initially focused on brands relating to lifestyle, entertainment and fashion, with plans to expand our ecosystem to include social networking. Our underlying technology can be applied to any type of content community, regardless of the industry vertical. It is enterprise-grade and infinitely scalable, providing an excellent opportunity to support acquisitions and expansion.

We believe our users are a ready audience for businesses and brands seeking to promote their products and services. By incorporating a secure business intelligence data collection strategy across our ecosystem, we can leverage our valuable user data as a saleable commodity. The power of data analytics coupled with real-time access will help marketers effectively reach their target audiences.

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Exley

In 2013, we acquired the internet domain name “Slickx.com,” the website and related software, intellectual property rights, accounts, contracts, goodwill and infrastructure from Lakefield Media Holding AG (“Lakefield”) for $50,000. The platform was subsequently developed further and rebranded “Exley” (getexley.com). Constantin Dietrich, our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and a member of our board of directors, is the founder and Chief Executive Officer of Lakefield.

Functions and Services

We plan to enable users to not only consume digital content from the lifestyle, fashion and entertainment industry, but also to find, create and share the content within these verticals in which they are interested. Our service will connect consumers, creators and advertisers in an environment that is both engaging and social. By building a media network that delivers curated quality content we will offer a global platform that will enable the user to find, share and connect with like-minded people and opinion-leaders. The service is planned to be available on multiple platforms including web, tablet and mobile.

Revenue Model

We plan to generate revenue from advertisements and subscriptions.

Advertisements. One of the major benefits of advertising on a social media site is that advertisers can take advantage of the users’ demographic information and target their ads appropriately. We may sell advertisement space to companies that may be interested in targeting our subscribers. We anticipate that interested advertisers will include premium brand advertisers as well as local and regional advertisers who are looking for innovative new and exciting formats to carefully target the consumer to create an experience that benefits consumers and advertisers. The focus will be to offer content with targeted advertising that reaches the right audience with the right content and the right advertising.

Subscriptions. As the service matures, we may offer paid subscription services that enhance and augment the user experience. Further, there may be a cost for the consumer to download the application.

Competition

We expect that we will face substantial competition from dominant digital media and entertainment companies and websites such as gawker.com and Mode Media’s glam.com, as well as Facebook application providers in the social media space such as Pinterest. We believe that users often utilize multiple digital and social media and entertainment websites or applications, and the use of one of these website or application is not necessarily to the exclusion of others.

Achieving a critical mass of users or subscribers is crucial for digital and social websites and applications. Even though we seek to offer products and services that are unique in the industry, superior in quality, and more appealing than those of our competitors, we will need to establish a solid initial user base and critical mass.

Although we believe that we have access to the tools and certain inherent efficiencies to attract the initial user base, we need to do that at a lower cost per visitor than certain of our traditional online competitors in order to become successful. We also believe that the industry offers substantial room for growth as social networking application platforms and mobile platforms continue to expand and as the Internet especially mobile continues to become the primary source to engage with social media activities and consume, create and share news, events and other lifestyle-related content.

Marketing and Sales Strategy

The use of the Internet is continuing to evolve as a global platform for doing business. We anticipate that initially, our major focus will be to enhance the getexley.com website and the cultivation of our user base. We anticipate using various online marketing methods such as Facebook’s viral channels, online marketing programs and other advertising and marketing programs in order to drive traffic to our own website. We plan to take advantage of a well balanced mix of online and offline marketing strategies.

Our primary target market is focused on Internet users who already participate in social media websites. We, therefore, plan to take advantage of various well-established online marketing programs and make them an integral part of our long-term strategy. Our marketing campaigns will monitor daily statistics and track information such as interests, favorite topics and most read stories in order to quickly get synchronized with our Internet audience.

We plan to participate in other marketing activities that will also aim to raise awareness of the EXLEY brand and attract users by promoting the unique content and quality of our product and services. We plan to primarily advertise through Internet and mobile advertising and will have to run extensive user acquisition campaigns at any given time, targeting various classifications of users.

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We plan to use media buying and in-house tools to effectively and efficiently track, measure and optimize the success of our advertising campaigns. We plan to initiate a marketing strategy with a focus on campaigns that we believe will produce a positive return on ad-spend in the medium- to long-term.

Online Advertising

The majority of our advertising and promotional activities will be concentrated on online advertising campaigns and search engine marketing (“SEM”). SEM is a form of internet marketing that involves the promotion of websites by increasing their visibility in search engine results pages like Google or Bing through optimization and advertising. SEM may use search engine optimization (“SEO”) that adjusts or rewrites website content to achieve a higher ranking in search engine results pages or use pay per click listings. SEO is a technique which helps search engines find and rank a website or –page higher than others by affecting their visibility in a search engine’s “natural” or un-paid (“organic”) search results. Its objective is getting traffic from the “free,” “organic,” “editorial” or “natural” listings on search engines such as the major search engines Google, Yahoo and Bing that have such results. In general it is believed that a result (site) that appears earlier or higher and more frequently in the search results list on search engine results pages will get more visitors (traffic) from that search engine.

We have selected Google because of its success and popularity for web users wishing to find something using internet search. The Google Adwords program will allow us to customize the text of our advertisements, the frequency of each advertisement’s appearance, and the length of the advertising contract. For our purposes, we believe that this will give us the maximum amount of flexibility and allow us to closely monitor the costs of the marketing campaign.

Using this strategy will allow us also to design our own ads, and to select target locations such as a city or state and use keywords in our ads. A keyword is a word that is used by an Internet user who is performing an online search to find out information on a specific topic.

Optimizing Our Website

We plan to work with the website development contractor to optimize our website in terms of SEO. SEO may target various kinds of search, including name search, local or image search, video search or search for events and news. Based on the type of search, search engine results pages and other content such as videos or local listings are shown and ranked based on what the search engine considers most relevant to users. Payment is not involved, as it is with paid SEM search ads.

As part of our internet marketing strategy, we regard SEO to consider how search engines work, what users search for, the actual search terms or keywords typed into search engines and which search engines are preferred by their targeted audience. Thus, SEO may involve editing our website’s and pages’ content, HTML and associated coding to both increase its relevance to specific keywords and to remove barriers to the indexing activities of search engines. We therefore plan to work with the web site development contractor to develop a series of keywords or meta-tags for each of the pages of our web site. Meta-tags are keywords that are added to a web page to make it easier to find that specific web page through search engines, web browser software and other applications. The information is not intended to be seen by the casual Internet user. Search engines like Google and Yahoo are designed to seek out these keywords when someone is performing an Internet search for a specific topic.

Intellectual Property

We own one registered trademark for Granisol and an unregistered trade-mark “EXLEY.”

We are planning to develop the EXLEY website and intend to protect its contents by registering for appropriate copyright and trademark protection where we deem such registration necessary or beneficial. We have not conducted any independent searches or other inquiry into patents or other intellectual property which may be owned by others and which may constrain our business plan, nor have we received independent opinions of counsel on such matters.

Governmental Regulations

We are subject to a number of foreign and domestic laws and regulations that affect companies conducting business on the Internet, many of which are still evolving and could be interpreted in ways that could harm our business. In the United States and abroad, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, including actions based on invasion of privacy and other torts, unfair competition, copyright and trademark infringement, and other theories based on the nature and content of the materials searched, the ads posted, or the content provided by users. Any court ruling or other governmental action that imposes liability on providers of online services for the activities of their users and other third parties could harm our business. In addition, rising concern about the use of social media technologies for illegal conduct, such as the unauthorized dissemination of national security information, money laundering or supporting terrorist activities may in the future produce legislation or other governmental action that could require changes to our products or services, restrict or impose additional costs upon the conduct of our business or cause users to abandon material aspects of our service.

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In the area of information security and data protection, many states have passed laws requiring notification to users when there is a security breach for personal data, or requiring the adoption of minimum information security standards that are often vaguely defined and difficult to practically implement. The costs of compliance with these laws may increase in the future as a result of changes in interpretation. Furthermore, any failure on our part to comply with these laws may subject us to significant liabilities.

We are also subject to federal, state, and foreign laws regarding privacy and protection of member data. We intend to post on our website our privacy policy and user agreement, which describe our practices concerning the use, transmission and disclosure of member data. Any failure by us to comply with our posted privacy policy or privacy related laws and regulations could result in proceedings against us by governmental authorities or others, which could harm our business. In addition, the interpretation of data protection laws, and their application to the Internet is unclear and in a state of flux. There is a risk that these laws may be interpreted and applied in conflicting ways from state to state, country to country, or region to region, and in a manner that is not consistent with our current data protection practices. Complying with these varying international requirements could cause us to incur additional costs and change our business practices. Further, any failure by us to adequately protect our members’ privacy and data could result in a loss of member confidence in our services and ultimately in a loss of members and customers, which could adversely affect our business.

In addition, because we anticipate that our services will be accessible worldwide, certain foreign jurisdictions have claimed and others may claim that we are required to comply with their laws, including in jurisdictions where we have no local entity, employees, or infrastructure.

Research and Development Activities

During the years ended February 28, 2015 and 2014, we spent $0 and $102,300 on website development costs, respectively. We have plans to continue certain research and development activities related to the development of the Exley website.

Employees

At present, we have no employees other than Constantin Dietrich, our President, Chief Executive Officer, Chief Financial Officer, Treasurer and director. We intend to conduct our digital and social media and entertainment business largely through agreements with consultants and other independent third parties.

Recent Developments

Debt Settlement Agreement

On June 17, 2015, we entered into a debt settlement agreement (the “Debt Settlement Agreement”) with Leone Group, LLC (“Leone”) and American Capital Ventures, Inc. (“ACV” and together with Leone, the “Holders”). Pursuant to the Debt Settlement Agreement, we and the Holders agreed to settle all of the outstanding debt owed under certain promissory notes to the Holders, and the Holders agreed to convert their respective portions of the debt into shares of restricted common stock of Quint Media at a fixed conversion price of $0.003 per share. We agreed to issue an aggregate of 6,377,093 shares of common stock in settlement of $19,131.28 of debt owed by us, as follows:

a.	3,188,546 shares to Leone, in settlement of an aggregate of $9,500.00 in principal and approximately $65.64 of accrued and unpaid interest pursuant to two promissory notes; and

b.	3,188,546 shares to ACV, in settlement of an aggregate of $9,500.00 in principal and approximately $65.64 of accrued and unpaid interest pursuant to two promissory notes.

Dietrich Share Grant

On June 17, 2015, our Board of Directors granted to Constantin Dietrich, Quint Media’s President and Chief Executive Officer, 625,000 shares of our common stock in exchange for $1,875 in services previously rendered by Mr. Dietrich to us in his capacity as President and Chief Executive Officer.

Market Information

Our common stock is quoted on the OTCQB operated by the OTC Markets Group. Our symbol is “QUNI.”

The following table shows the quarterly range of high and low bid information for our common stock over the fiscal quarters for the last two fiscal years as quoted on the OTCQB. We obtained the following high and low bid information from the OTCQB. These over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

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Quarter Ended	High	Low
February 28, 2015	$0.02	$0.02
November 30, 2014	$0.10	$0.05
August 31, 2014	$0.05	$0.05
May 31, 2014	$0.03	$0.015
February 28, 2014	$0.33	$0.15
November 30, 2013	$0.40	$0.15
August 7, 2013 to August 31, 2013	$0.25	$0.15
June 1, 2013 to August 6, 2013 [1]	$0.20	$0.20
May 31, 2013 [2]	—	—

1 Not adjusted for a three-for-one forward stock split, which became effective with the OTC Markets Group on August 7, 2013.

2 There were no bids for this quarter.

On May 22, 2015, the closing price of our common stock on the OTCQB was $0.0067 per share.

Holders of Common Stock

As of June ____, 2015, there were _____ holders of record of our common stock. As of such date, ____________ shares were issued and outstanding.

Dividends

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

Effective February 18, 2011, our board of directors adopted and approved the 2011 stock option plan. The purpose of the 2011 stock option plan is to enhance the long-term stockholder value of our company by offering opportunities to directors, key employees, officers, independent contractors and consultants of our company to acquire and maintain stock ownership in our company in order to give these persons the opportunity to participate in our company’s growth and success, and to encourage them to remain in the service of our company. A total of 6,000,000 shares of our common stock are available for issuance and during the 12 month period after the first anniversary of the adoption of the 2011 stock option plan by our board of directors, and during each 12 month period thereafter, our board of directors is authorized to increase the number of shares issuable by up to 1,500,000 shares.

The following table summarizes certain information regarding our equity compensation plan as of February 28, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	N/A	-
Equity compensation plans not approved by security holders	-	N/A	6,000,000
Total	-	N/A	6,000,000

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Recent sales of unregistered securities

During the fiscal year ended February 28, 2015 and through the date of this Information Statement, we did not sell any equity securities that were not registered under the Securities Act of 1933, as amended, that were not previously reported in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None.

Financial Statements of Quint Media

The financial statements of Quint Media listed in the table below are included in this Information Statement:

Management’s Discussion and Analysis of Financial Condition and Results of Operations (Quint Media)

Cautionary Note Regarding Forward-Looking Information and Factors That May Affect Future Results

This Information Statement contains forward-looking statements regarding our business, financial condition, results of operations and prospects. The Securities and Exchange Commission (the “SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This Information Statement and other written and oral statements that we make from time to time contain such forward-looking statements that set out anticipated results based on management’s plans and assumptions regarding future events or performance. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance or results of current and anticipated sales efforts, expenses, the outcome of contingencies, such as legal proceedings, and financial results. Factors that could cause our actual results of operations and financial condition to differ materially are set forth in the “Risk Factors” section of our annual report on Form 10-K for the fiscal year ended February 28, 2015.

We caution that these factors could cause our actual results of operations and financial condition to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this Information Statement.

Overview

We are a digital and social media and entertainment company founded to connect people with content relating to their passions and interests, and with each other. As a key component of our cross-platform implementation, we are pioneering a mobile-native philosophy to transform the way the public consumes news and information. This philosophy is supported by both proprietary technology and a team of international experts that are enabling content creation and consumption specifically for any smartphone or tablet device. In doing so, we believe we offer substantial value to businesses, brands and advertisers. This value will be facilitated by leveraging user data to offer specific targeted advertising and by integrating online marketing such as native and programmatic advertising, including real-time bidding. With real-time bidding, the value of an advertisement is determined in real-time based on the demographic of the user who will see the advertisement and the outcome of an auction, which selects the winning advertiser.

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The concept of our network is being engineered with a powerful digital ecosystem at its core. In addition to matching each user with content that is customized to that user’s interests, this center of activities processes and organizes all of the information and user data across our entire digital and social network. Feature-rich applications for iPhone, Android and Blackberry will allow users to follow the stories that matter most to them and receive up-to-the-second updates on those stories as they evolve over time. In doing so, they have important facts, statistics, quotes and multimedia without fluff, and remain updated without re-reading old information.

We strive to become an industry leader through innovation. For example, our ecosystem supports citizen journalism, a socially innovative feature that puts reporting into the public’s hands. Both efficient and interactive, it allows individuals to submit stories (scoops), photos and video of breaking news in any industry and monetize their own content. Bloggers and other individual authors can also partner with us by contributing sought-after content to its communities. In return, partners can generate both traffic and revenue.

We are initially focused on brands relating to lifestyle, entertainment and fashion, with plans to expand our ecosystem to include social networking. Our underlying technology can be applied to any type of content community, regardless of the industry vertical. It is enterprise-grade and infinitely scalable, providing an excellent opportunity to support acquisitions and expansion.

We believe our users are a ready audience for businesses and brands seeking to promote their products and services. By incorporating a secure business intelligence data collection strategy across our ecosystem, we can leverage our valuable user data as a saleable commodity. The power of data analytics coupled with real-time access will help marketers effectively reach their target audiences.

Our Business

Exley

In 2013, we acquired the internet domain name “Slickx.com,” the website and related software, intellectual property rights, accounts, contracts, goodwill and infrastructure from Lakefield Media Holding AG (“Lakefield”) for $50,000. The platform was subsequently developed further and rebranded “Exley” (getexley.com). Constantin Dietrich, our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and a member of our board of directors, is the founder and Chief Executive Officer of Lakefield.

Functions and Services

We plan to enable users to not only consume digital content from the lifestyle, fashion and entertainment industry, but also to find, create and share the content within these verticals in which they are interested. Our service will connect consumers, creators and advertisers in an environment that is both engaging and social. By building a media network that delivers curated quality content we will offer a global platform that will enable the user to find, share and connect with like-minded people and opinion-leaders. The service is planned to be available on multiple platforms including web, tablet and mobile.

Revenue Model

We plan to generate revenue from advertisements and subscriptions.

Advertisements. One of the major benefits of advertising on a social media site is that advertisers can take advantage of the users’ demographic information and target their ads appropriately. We may sell advertisement space to companies that may be interested in targeting our subscribers. We anticipate that interested advertisers will include premium brand advertisers as well as local and regional advertisers who are looking for innovative new and exciting formats to carefully target the consumer to create an experience that benefits consumers and advertisers. The focus will be to offer content with targeted advertising that reaches the right audience with the right content and the right advertising.

Subscriptions. As the service matures, we may offer paid subscription services that enhance and augment the user experience. Further, there may be a cost for the consumer to download the application.

Competition

We expect that we will face substantial competition from dominant digital media and entertainment companies and websites such as gawker.com and Mode Media’s glam.com, as well as Facebook application providers in the social media space such as Pinterest. We believe that users often utilize multiple digital and social media and entertainment websites or applications, and the use of one of these website or application is not necessarily to the exclusion of others.

Achieving a critical mass of users or subscribers is crucial for digital and social websites and applications. Even though we seek to offer products and services that are unique in the industry, superior in quality, and more appealing than those of our competitors, we will need to establish a solid initial user base and critical mass.

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Although we believe that we have access to the tools and certain inherent efficiencies to attract the initial user base, we need to do that at a lower cost per visitor than certain of our traditional online competitors in order to become successful. We also believe that the industry offers substantial room for growth as social networking application platforms and mobile platforms continue to expand and as the Internet especially mobile continues to become the primary source to engage with digital and social media and entertainment activities and consume, create and share news, events and other lifestyle-related content.

Marketing and Sales Strategy

The use of the Internet is continuing to evolve as a global platform for doing business. We anticipate that initially, our major focus will be to enhance the getexley.com website and the cultivation of our user base. We anticipate using various online marketing methods such as Facebook’s viral channels, online marketing programs and other advertising and marketing programs in order to drive traffic to our own website. We plan to take advantage of a well balanced mix of online and offline marketing strategies.

Our primary target market is focused on Internet users who already participate in social media websites. We, therefore, plan to take advantage of various well-established online marketing programs and make them an integral part of our long-term strategy. Our marketing campaigns will monitor daily statistics and track information such as interests, favorite topics and most read stories in order to quickly get synchronized with our Internet audience.

We plan to participate in other marketing activities that will also aim to raise awareness of the EXLEY brand and attract users by promoting the unique content and quality of our product and services. We plan to primarily advertise through Internet and mobile advertising and will have to run extensive user acquisition campaigns at any given time, targeting various classifications of users.

We plan to use media buying and in-house tools to effectively and efficiently track, measure and optimize the success of our advertising campaigns. We plan to initiate a marketing strategy with a focus on campaigns that we believe will produce a positive return on ad-spend in the medium- to long-term.

Online Advertising

The majority of our advertising and promotional activities will be concentrated on online advertising campaigns and search engine marketing (“SEM”). SEM is a form of internet marketing that involves the promotion of websites by increasing their visibility in search engine results pages like Google or Bing through optimization and advertising. SEM may use search engine optimization (“SEO”) that adjusts or rewrites website content to achieve a higher ranking in search engine results pages or use pay per click listings. SEO is a technique which helps search engines find and rank a website or –page higher than others by affecting their visibility in a search engine’s “natural” or un-paid (“organic”) search results. Its objective is getting traffic from the “free,” “organic,” “editorial” or “natural” listings on search engines such as the major search engines Google, Yahoo and Bing that have such results. In general it is believed that a result (site) that appears earlier or higher and more frequently in the search results list on search engine results pages will get more visitors (traffic) from that search engine.

We have selected Google because of its success and popularity for web users wishing to find something using internet search. The Google Adwords program will allow us to customize the text of our advertisements, the frequency of each advertisement’s appearance, and the length of the advertising contract. For our purposes, we believe that this will give us the maximum amount of flexibility and allow us to closely monitor the costs of the marketing campaign.

Using this strategy will allow us also to design our own ads, and to select target locations such as a city or state and use keywords in our ads. A keyword is a word that is used by an Internet user who is performing an online search to find out information on a specific topic.

Optimizing Our Website

We plan to work with the website development contractor to optimize our website in terms of SEO. SEO may target various kinds of search, including name search, local or image search, video search or search for events and news. Based on the type of search, search engine results pages and other content such as videos or local listings are shown and ranked based on what the search engine considers most relevant to users. Payment is not involved, as it is with paid SEM search ads.

As part of our internet marketing strategy, we regard SEO to consider how search engines work, what users search for, the actual search terms or keywords typed into search engines and which search engines are preferred by their targeted audience. Thus, SEO may involve editing our website’s and pages’ content, HTML and associated coding to both increase its relevance to specific keywords and to remove barriers to the indexing activities of search engines. We therefore plan to work with the web site development contractor to develop a series of keywords or meta-tags for each of the pages of our web site. Meta-tags are keywords that are added to a web page to make it easier to find that specific web page through search engines, web browser software and other applications. The information is not intended to be seen by the casual Internet user. Search engines like Google and Yahoo are designed to seek out these keywords when someone is performing an Internet search for a specific topic.

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Intellectual Property

We own one registered trademark for Granisol and an unregistered trade-mark “EXLEY.”

We are planning to develop the EXLEY website and intend to protect its contents by registering for appropriate copyright and trademark protection where we deem such registration necessary or beneficial. We have not conducted any independent searches or other inquiry into patents or other intellectual property which may be owned by others and which may constrain our business plan, nor have we received independent opinions of counsel on such matters.

Recent Developments

On June 17, 2015, the Company entered into a debt settlement agreement (the “Debt Settlement Agreement”) with Leone Group, LLC (“Leone”) and American Capital Ventures, Inc. (“ACV” and together with Leone, the “Holders”). Pursuant to the Debt Settlement Agreement, the Company and the Holders agreed to settle all of the outstanding debt owed under certain promissory notes to the Holders, and the Holders agreed to convert their respective portions of the debt into shares of restricted common stock of the Company at a fixed conversion price of $0.003 per share. The Company agreed to issue an aggregate of 6,377,093 shares of common stock in settlement of $19,131.28 of debt owed by the Company, as follows:

a.	3,188,546 shares to Leone, in settlement of an aggregate of $9,500.00 in principal and approximately $65.64 of accrued and unpaid interest pursuant to two promissory notes; and

b.	3,188,546 shares to ACV, in settlement of an aggregate of $9,500.00 in principal and approximately $65.64 of accrued and unpaid interest pursuant to two promissory notes.

Dietrich Share Grant

On June 17, 2015, the Company’s Board of Directors granted to Constantin Dietrich, the Company’s President and Chief Executive Officer, 625,000 shares of the Company’s common stock in exchange for $1,875 in services previously rendered by Mr. Dietrich to the Company in his capacity as President and Chief Executive Officer.

Results of Operations

Revenues

During the years ended February 28, 2015 and 2014, we generated revenue of $74 and $24, respectively.

Operating Expenses

During the year ended February 28, 2015, we incurred operating expenses totaling $492,267, compared with $534,230 for the year ended February 28, 2014. The decrease of $41,963 in operating expenses is mainly attributable to a decrease in professional fees of $208,999, a decrease in consulting fees – related party of $39,223 and a decrease in general and administrative expenses of $107,661 primarily attributable to a curtailment of operations, offset an increase in website amortization expense of $$34,880 and an increase in an impairment loss of $279,040. In November 2014, we assessed our long-lived assets for any impairment and concluded that there were indicators of impairment as of November 30, 2014 and we calculated that the estimated undiscounted cash flows were less than the carrying amount of the intangible asset. Based on our analysis, we recognized an impairment loss of $279,040 for the year ended February 28, 2015 which reduced the value of capitalized website and website development costs to $0. We did not record any impairment charge on website and website development costs during the year ended February 28, 2014.

Other Expenses

During the year ended February 28, 2015, we incurred interest expense of $40,677, as compared with $31,716 for the year ended February 28, 2014. The increase was due to an increase in our borrowings during the 2015 period.

Loss from Operations

During the year ended February 28, 2015, we realized a loss from continuing operations of $532,870, compared with a loss from continuing operations of $565,922 for the year ended February 28, 2014. The $33,052 increase in loss from continuing operations is mainly attributable to the factors discussed above.

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Income (Loss) from Discontinued Operations

During the year ended February 28, 2015, we recorded a gain (loss) from discontinued operations of $109,449, as compared with $(191,481) for the year ended February 28, 2014.

Net Loss

During the year ended February 28, 2015, we realized a net loss of $423,421, or $0.01 per common share, as compared with a net loss of $757,403, or $0.01 per common share, for the year ended February 28, 2014.

Liquidity and Capital Resources

Our financial condition at February 28, 2015 and February 28, 2014 for the respective items are summarized below. We have suffered recurring losses from inception. Our ability to meet our financial liabilities and commitments is primarily dependent upon the continued financial support of our directors and shareholders, the continued issuance of equity to new or existing shareholders, and our ability to achieve and maintain profitable operations.

Working Capital Deficit

	February 28, 2015	February 28, 2014

Current Assets	$6,906	$17,885
Current Liabilities	1,051,165	970,083
Working Capital Deficit	$(1,044,259)	$(952,198)

Cash Flows

	Year Ended February 28, 2015	Year Ended February 28, 2014
Cash used in operating activities	$181,148	$372,227
Cash used in investing activities	-	152,300
Cash provided by financing activities	175,000	25,000

Net decrease in cash	$6,148	$499,527

Cash Used in Operating Activities

Our cash used in operating activities for the year ended February 28, 2015, compared to our cash used in operating activities for the year ended February 28, 2014, decreased $191,079, mainly due to a decrease in net loss in fiscal 2015 and compared to fiscal 2014.

Cash Used in Investing Activities

Our cash used in investing activities for the year ended February 28, 2015 was $0, compared to $152,300 for the year ended February 28, 2014, primarily due to during the year ended February 28, 2014, we used cash on websites and website development. We did not invest in these items during the year ended February 28, 2015.

Cash Provided By Financing Activities

Our cash provided by financing activities for the year ended February 28, 2015 was $175,000 due to the issuance of two short-term promissory notes, compared to cash provided by financing activities of $25,000 for the year ended February 28, 2014 from proceeds received from the sale of our common stock of $75,000 and proceeds from promissory notes of $150,000 offset by from the repayment of short-term promissory notes of $200,000.

Cash Requirements

Our management does not believe that our current capital resources will be adequate to continue operating our company and maintaining our business strategy for more than 12 months. Accordingly, we will have to raise additional capital in the near future to meet our working capital requirements. There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to obtain the additional financing on a timely basis, if and when it is needed, we will be forced to scale down or perhaps even cease the operation of our business.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to our stockholders.

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Going Concern

Our financial statements and information for the year ended February 28, 2015 have been prepared by our management on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We have generated limited revenues to date, had a net loss of $423,421 for the year ended February 28, 2015 and had a stockholders deficit, accumulated deficit and working capital deficit of $1,044,259, $3,748,088 and $1,044,259 at February 28, 2015, respectively. We cannot provide any assurance that we will ultimately achieve profitable operations or become cash flow positive, or raise additional funds through the sale of debt and/or equity.

On February 28, 2015, we had cash of $6,809. Our management does not believe that our current capital resources will be adequate to continue operating our company and maintaining our business strategy for more than 12 months. If we are unable to raise additional capital in the near future, we expect that we will need to curtail operations, liquidate any assets that we might own, seek additional capital on less favorable terms and/or pursue other remedial measures. Our financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Future Financing

We will require additional financing to fund our planned operations. We currently do not have committed sources of additional financing and may not be able to obtain additional financing particularly, if the volatile conditions of the stock and financial markets, and more particularly the market for early development stage company stocks persist.

There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to obtain the additional financing on a timely basis, if and when it is needed, we will be forced to further delay or further scale down some or all of our activities or perhaps even cease the operations of the business.

Since inception we have funded our operations primarily through equity and debt financings and we expect that we will continue to fund our operations through the equity and debt financing, either alone or through strategic alliances. If we are able to raise additional financing by issuing equity securities, our existing stockholders’ ownership will be diluted. Obtaining commercial or other loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

There is no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his, her, or its investment in our common stock. Further, we may continue to be unprofitable.

Critical Accounting Policies

We have identified the following policies as critical to our business and results of operations. Our reported results are impacted by the application of the following accounting policies, certain of which require management to make subjective or complex judgments. These judgments involve making estimates about the effect of matters that are inherently uncertain and may significantly impact quarterly or annual results of operations. For all of these policies, management cautions that future events rarely develop exactly as expected, and the best estimates routinely require adjustment. Specific risks associated with these critical accounting policies are described in the following paragraphs.

Impairment of long-lived assets

In accordance with ASC Topic 360, we review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. Based on our analysis, we recognized an impairment loss of $279,040 for the year ended February 28, 2015 which reduced the value of intangible assets acquired to $0.

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MATTER NO. 2: AMENDMENT OF OUR ARTICLES TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK

On June 22, 2015, our Board approved, subject to stockholder approval, the Reverse Stock Split Amendment to effect a reverse stock split of all of our issued and outstanding shares of common stock, at a ratio of 1-for-138.73502066667 (or such other number that will result in the reduction of the number of issued and outstanding shares of our common stock, prior to closing, to 3,000,000 shares). No cash will be paid or distributed as a result of the Reverse Stock Split, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the Reverse Stock Split will be rounded up to a whole share.

We currently have authorized common stock of 500,000,000 shares, $0.0001 par value per share. Following effectiveness of the Reverse Stock Split Amendment and the Reverse Stock Split, our authorized capital stock will consist of ______________ shares of common stock, $0.0001 par value per share, and 20,000,000 shares of preferred stock, $0.0001 par value per share. We have ____________ shares of common stock outstanding as of the Record Date.

A copy of our proposed amended and restated Articles, as approved by our board and a majority of our stockholders, is attached hereto as Annex B.

Reasons for the Reverse Stock Split

We are effecting the Reverse Stock Split in order to comply with the terms of the Exchange Agreement. See “Matter No. 1: Approval of the Acquisition of ONC’s Outstanding Common Stock in Exchange for the Issuance of Quint Media Common Stock—Terms of the Exchange—Conditions to the Closing.”

Possible Effects of a Reverse Stock Split

Below are a number of possible effects of the Reverse Stock Split, among others, that our Board considered in adopting the resolution approving the Reverse Stock Split Amendment. There may be other effects of the Reverse Stock Split in addition to those described below.

Immediately after the Reverse Stock Split is implemented, our stockholders will own fewer shares than they currently own. Any outstanding options, warrants or convertible promissory notes would also be adjusted by the same split ratio. By reducing the number of shares of common stock outstanding without a corresponding reduction in the number of shares of common stock authorized but unissued, the Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of common stock. Such shares would be available for issuance without any further stockholder action. While the Company does not currently have any definitive plans to issue any of the authorized but unissued shares of common stock that would become available for issuance after implementation of the Reverse Stock Split Amendment, the Board is currently evaluating financing alternatives. In addition to exploring financing alternatives, the Board believes it is prudent to have a number of shares available to be issued to take advantage of potential future transactions on terms favorable to us. These potential transactions may include, but are not limited to, expanding our business, acquiring other businesses and/or establishing strategic relationships with other companies.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of our common stock, there is no assurance that such a result will occur. Similarly, there is no assurance that if the per share price of our common stock increases as a result of the Reverse Stock Split, such increase in the per share price will be permanent, which will be dependent on several factors, including:

●	Should the per share price of our common stock decline after implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

●	The anticipated resulting increase in the per share price of our common stock due to the Reverse Stock Split is expected to encourage interest in our common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

●	The Reverse Stock Split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

●	The number of shares held by each individual stockholder will be reduced as a result of implementation of the Reverse Stock Split. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

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Procedures for Effecting the Reverse Stock Split and Filing the Reverse Stock Split Amendment

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Reverse Stock Split Amendment will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders.

Fractional Shares

No scrip or fractional shares will be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to receive a fractional share of our common stock. In lieu of issuing fractional shares, we will round up to the nearest whole share of our common stock in the event any stockholder would be entitled to receive a fractional share of our common stock.

Effect on Voting Rights of, and Dividends on, our Common Stock

Proportionate voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split. The percentage of outstanding shares owned by each stockholder prior to the Reverse Stock Split will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders, other than in respect of the additional shares issued to all of our stockholders in the Reverse Stock Split as a consequence of rounding up of any fractional shares created by the Reverse Stock Split.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than those applicable to registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. Stockholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

Subject to the treatment for fractional shares described above, each certificate held immediately prior to the effective time of the Reverse Stock Split will automatically be deemed, for all corporate purposes, to evidence ownership of the new number of shares which reflect the Reverse Stock Split ratio. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our common stock. Our capital account would remain unchanged after implementation of the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Potential Anti-Takeover Effect; Possible Dilution

The increase in the number of unissued authorized shares available to be issued could, under certain circumstances, have an anti-takeover effect. For example, shares could be issued that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company. The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to our stockholders.

The holders of our common stock do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right to purchase any additional shares from time to time we issue. Accordingly, if our Board elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

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U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. federal income tax considerations of the Reverse Stock Split. Such summary addresses only individual U.S. stockholders who hold our common stock as capital assets. Moreover, such summary does not purport to be complete and does not address stockholders subject to special rules, such as dealers in securities or currencies; financial institutions; regulated investment companies; real estate investment trusts; insurance companies; tax-exempt organizations; persons holding our common stock as part of a straddle, hedge or conversion transaction; traders in securities that have elected the mark-to-market method of accounting with respect to our common stock; partnerships or other pass-through entities for U.S. federal income tax purposes; persons whose “functional currency” is not the U.S. dollar; foreign stockholders; U.S. expatriates; or stockholders who acquired their pre-Reverse Stock Split common stock pursuant to the exercise of employee stock options or otherwise as compensation. Further, it does not address any state, local, estate or foreign income or other tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the U.S. federal income tax consequences to stockholders as a result of the Reverse Stock Split. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Stock Split on them under applicable U.S. federal, state, estate, local and foreign tax laws.

The proposed Reverse Stock Split is intended to be treated as a “reorganization” within the meaning of Section 368 of the Code. Assuming that the Reverse Stock Split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split common stock received will be equal to the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged thereof (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split common stock received will include the holding period of the pre-Reverse Stock Split common stock exchanged. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Procedure for Effecting the Reverse Stock Split Amendment and the Reverse Stock Split

We expect that the Reverse Stock Split Amendment will become effective on or about __________, 2015, at such time as a certificate of amendment to our Articles is effective with the Nevada Secretary of State. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Reverse Stock Split Amendment will not be effective until at least 20 calendar days after the mailing of this Information Statement to Quint Media stockholders. Also, our common stock is currently quoted on the OTCQB Tier of the OTC Markets Group, and the Reverse Stock Split Amendment will require approval by FINRA pursuant to Rule 10b-17 of the Exchange Act in order for it to be recognized for trading purposes.

MATTER NO. 3: AMENDMENT OF OUR ARTICLES TO CHANGE OUR CORPORATE NAME FROM QUINT MEDIA INC. TO ONCBIOMUNE PHARMACEUTICALS, INC.

On June 22, 2015, our Board and stockholders holding a majority of our voting power approved an amendment to our Articles to change our corporate from Quint Media Inc. to OncBioMune Pharmaceuticals, Inc. at such time as a certificate of amendment to our Articles is effective with the Nevada Secretary of State. We are effecting the name change in order to comply with the terms of the Exchange Agreement. See “Matter No. 1: Approval of the Acquisition of ONC’s Outstanding Common Stock in Exchange for the Issuance of Quint Media Common Stock—Terms of the Exchange—Conditions to the Closing.” The proposed name change is intended to more accurately reflect our new business and strategic focus. As discussed in greater detail in “Matter No. 1: Approval of the Acquisition of ONC’s Outstanding Common Stock in Exchange for the Issuance of Quint Media Common Stock,” our Board and our stockholders approved the acquisition by Quint Media of up to 47,000,000 of ONC’s issued and outstanding shares, representing 100% of ONC’s issued and outstanding common stock, from ONC’s stockholders, in exchange for the issuance of one share of our common stock for each share of ONC’s common stock, after giving effect to the Reverse Stock Split and certain other transactions provided for in the Exchange Agreement.

The voting and other rights of our stockholders will not be affected by the change in our corporate name. In addition, we plan to change our stock symbol and CUSIP number as a result of the name change. You may, but need not, exchange your stock certificates to reflect the change in corporate name. Your existing stock certificates will continue to represent shares of our common stock as if the name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are submitted upon transfers of shares by existing stockholders at the expense of the stockholder.

A copy of our proposed amended and restated Articles, as approved by our board and a majority of our stockholders, is attached hereto as Annex B.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of ____________________, 2015 prior to the Exchange and the Amendments becoming effective, by the following persons:

●	Each person who is known to be the beneficial owner of more than 5% of our issued and outstanding shares of capital stock,

●	Each of our named executive officers (as defined in Item 402 of Regulation S-K) and directors, and

●	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The Company does not have outstanding options.

Unless otherwise indicated, the business address of each person listed is in care of Quint Media Inc., 330 Clematis Street, Suite 217, West Palm Beach, FL 33401. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of the Company’s stock owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Constantin Dietrich	35,848,272	%
All executive officers and directors as a group (1 person)	35,848,272	%

Leone Group, LLC 330 Clematis Street, Suite 217, West Palm Beach, FL 33401	136,082,500	%
American Capital Ventures, Inc. 1507 Presidential Way, North Miami Beach, FL 33179	136,082,500	%
Trels Investments Ltd. No. 4, Offices at Old Fort, Western Road, P.O. Box SP-63771, Patra, Greece	21,283,788	%
Georgia Georgopoulos Nausithoou -4, Patra, Greece 26442	21,225,001	%
Catherine Cozias 1108 – 6th Avenue SW, Unit 304, Calgary, AB T2P 5K1 Canada	21,225,001	%

(1)	Based on ___________ shares of common stock outstanding as of ______________, 2015.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings will also be available to the public on, or accessible through, our corporate website at www.quintmediainc.com. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 330 Clematis Street, Suite 217, West Palm Beach, FL 33401 or by telephoning us at (561) 514-0936.

______________________, 2015	By Order of the Board of Directors,

Quint Media Inc.

/s/ Constantin Dietrich
Constantin Dietrich
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer

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QUINT MEDIA, INC.

INDEX TO FINANCIAL STATEMENTS

February 28, 2015 and 2014

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of:

Quint Media, Inc.

We have audited the accompanying balance sheet of Quint Media, Inc. as of February 28, 2015 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quint Media, Inc. as of February 28, 2015 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had a net loss and net cash used in operations of $423,421 and $181,148, respectively for the year ended February 28, 2015. The Company has a working capital deficit, accumulated deficit and stockholders’ deficit of $1,044,259, $3,748,088 and $1,044,259, respectively, at February 28, 2015. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Salberg & Company, P.A.
SALBERG & COMPANY, P.A.
Boca Raton, Florida
May 28, 2015

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Quint Media, Inc.
(formerly PediatRx Inc.)
(A Development Stage Company)
Miami, Florida

We have audited the accompanying balance sheet of Quint Media, Inc. (formerly PediatRx Inc.) (a development stage company) (the “Company”) as of February 28, 2014 and the related statement of operations, stockholders’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of February 28, 2014 and the related results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP
www.malone-bailey.com
Houston, Texas
June 12, 2014

F-3

QUINT MEDIA, INC.

BALANCE SHEETS

	February 28,
	2015	2014

ASSETS
CURRENT ASSETS:
Cash	$6,809	$12,957
Prepaid expenses and other current assets	97	4,928

Total Current Assets	6,906	17,885

OTHER ASSETS:
Website and website development cost, net	-	331,360

Total Other Assets	-	331,360

TOTAL ASSETS	$6,906	$349,245

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Short-term notes payable	$625,000	$450,000
Accounts payable and accrued liabilities	121,222	106,046
Accounts payable and accrued liabilities, related party	304,943	304,588
Liabilities from discontinued operations	-	109,449

Total Current Liabilities	1,051,165	970,083

STOCKHOLDERS’ DEFICIT:
Common stock: $.0001 par value, 450,000,000 shares authorized; 62,883,000 and 62,883,000 issued and outstanding at February 28, 2015 and 2014, respectively	6,288	6,288
Additional paid-in capital	2,697,541	2,697,541
Accumulated deficit	(3,748,088)	(3,324,667)

Total Stockholders’ Deficit	(1,044,259)	(620,838)

Total Liabilities and Stockholders’ Deficit	$6,906	$349,245

See accompanying notes to financial statements.

F-4

QUINT MEDIA, INC.

STATEMENTS OF OPERATIONS

	For the Years Ended
	February 28,
	2015	2014

REVENUES	$74	$24

OPERATING EXPENSES:
Professional fees	57,611	266,610
Website amortization	52,320	17,440
Consulting fees - related party	12,870	52,093
General and administrative expenses	90,426	198,087
Impairment loss	279,040	-

Total Operating Expenses	492,267	534,230

LOSS FROM OPERATIONS	(492,193)	(534,206)

OTHER EXPENSE:
Interest expenses	(40,677)	(31,716)

Total Other Expense	(40,677)	(31,716)

LOSS FROM CONTINUING OPERATIONS	(532,870)	(565,922)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	109,449	(191,481)

NET LOSS	$(423,421)	$(757,403)

NET LOSS PER COMMON SHARE:
Loss from continuing operations - basic and diluted	$(0.01)	$(0.01)
Loss from discontinued operations - basic and diluted	0.00	(0.00)

Net loss per common share - basic and diluted	$(0.01)	$(0.01)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	62,883,000	62,605,603

See accompanying notes to financial statements.

F-5

QUINT MEDIA, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED FEBRUARY 28, 2015 and 2014

					Total
					Stockholders’
	Common Stock		Additional	Accumulated	Equity
	# of Shares	Amount	Paid-in Capital	Deficit	(Deficit)

Balance, February 28, 2013	62,508,000	$6,251	$2,622,578	$(2,567,264)	$61,565

Common stock issued for cash - November 2013	375,000	37	74,963	-	75,000

Net loss	-	-	-	(757,403)	(757,403)

Balance, February 28, 2014	62,883,000	$6,288	$2,697,541	$(3,324,667)	$(620,838)

Net loss	-	-	-	(423,421)	(423,421)

Balance, February 28, 2015	62,883,000	$6,288	$2,697,541	$(3,748,088)	$(1,044,259)

See accompanying notes to financial statements.

F-6

QUINT MEDIA, INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended
	February 28,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(423,421)	$(757,403)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	52,320	17,440
Impairment loss	279,040	-
Gain from reversal of reserve for returns - discontinued operations	(109,449)	-
Change in operating assets and liabilities:
Prepaid expenses and other assets	4,831	17,707
Accounts payable and accrued liabilities	15,176	1,318
Accounts payable and accrued liabilities - related party	355	108,088

Net cash used in continuing operations	(181,148)	(612,850)

Net cash provided by discontinued operations	-	240,623

NET CASH USED IN OPERATING ACTIVITIES	(181,148)	(372,227)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of SlickX and Flawsome	-	(50,000)
Capitalized website and website development costs	-	(102,300)

NET CASH USED IN INVESTING ACTIVITIES	-	(152,300)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of promissory notes	175,000	150,000
Principal payments of promissory notes	-	(200,000)
Proceeds from issuance of common stock	-	75,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	175,000	25,000

NET DECREASE IN CASH	(6,148)	(499,527)

CASH, beginning of year	12,957	512,484

CASH, end of year	$6,809	$12,957

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest
Interest	$-	$-
Income taxes	$-	$-

Non-cash investing activities:
Capitalized websire and website development costs	$-	$196,500

See accompanying notes to financial statements.

F-7

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Quint Media Inc. (formerly PediatRx Inc.) (the “Company”, “Quint”, “we” , “us” or “our”) was incorporated under the laws of the State of Nevada on March 18, 2005. From the date of its acquisition of Granisol® (granisetron #C1) oral solution, on July 23, 2010, until early fiscal year 2014, Quint engaged in the pharmaceutical business. During the fiscal year ending February 28, 2014, Quint decided to divest itself of the balance of its pharmaceutical assets and engage in the digital media business, which encompasses social discovery aspects of the internet, primarily through an engagement website with mobile and tablet applications.

Effective August 7, 2013, Quint affected a three-for-one forward stock split of its authorized, and issued and outstanding shares of common stock. Authorized common stock increased from 150,000,000 shares of common stock to 450,000,000 shares of common stock, and issued and outstanding capital increased from 20,836,000 shares of common stock to 62,508,000 shares of common stock. All share and per share data in the accompanying financial statements have been retroactively restated to reflect the effect of the forward split.

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements for Quint Media Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”).

Going concern

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company had a loss from continuing operations of $532,870 and $565,922 for the years ended February 28, 2015 and 2014, respectively, and net cash used in operations of $181,148 and $372,227 for the years ended February 28, 2015 and 2014, respectively. Additionally, the Company had an accumulated deficit, a stockholders’ deficit and a working capital deficit of $3,748,088, $1,044,259 and $1,044,259, respectively, at February 28. 2015, and minimal revenue for the year ended February 28, 2015. Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources are not currently adequate to continue operating and maintaining its business strategy for the fiscal year ending February 28, 2015.

The Company will seek to raise capital through additional debt and/or equity financings to fund its operations in the future. Although the Company has historically raised capital from sales of equity and from the issuance of promissory notes, there is no assurance that it will be able to continue to do so. If the Company is unable to raise additional capital or secure additional lending in the near future, management expects that the Company will need to curtail or cease operations. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

As of February 28, 2015, the Company was in the process of transitioning to its new operating business and expects to incur operating losses for the next twelve months as it moves forward. This new operating business encompasses entrance into the social discovery aspects of the internet; primarily development of an engagement website with mobile and tablet application. The Company may also seek merger or acquisition candidates.

F-8

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the year ended February 28, 2015 and 2014 include the valuation of deferred tax assets and assumptions used in assessing impairment of long-term assets.

Fair value of financial instruments and fair value measurements

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

●	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

●	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, short-term notes payable, accounts payable, and accrued liabilities, approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of February 28, 2015 and 2014.

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term highly liquid investments purchased with original maturities of three months or less. There were no cash equivalents at February 28, 2015 and 2014.

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company wrote-off the remaining approximately $200,000 in Granisol product rights during the year ended February 28, 2014. The impairment is presented in discontinued operations.

F-9

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the purchase price is fixed or determinable and collectability is reasonably assured. For all revenue sources discussed below, in accordance ASC 605-45 “Principal Agent Considerations”, the Company recognizes revenue net of amounts retained by third party entities. The Company’s specific revenue recognition policies are as follows:

The Company recognizes revenues from the placement of banner ads on its websites upon placement of the banner and when collection is reasonably assured.

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the service period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date.

Income taxes

Deferred income tax assets and liabilities arise from temporary differences associated with differences between the financial statements and tax basis of assets and liabilities, as measured by the enacted tax rates, which are expected to be in effect when these differences reverse. Deferred tax assets and liabilities are classified as current or non-current, depending upon the classification of the asset or liabilities to which they relate. Deferred tax assets and liabilities not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company follows the provisions of FASB ASC 740-10 “Uncertainty in Income Taxes” (ASC 740-10). Certain recognition thresholds must be met before a tax position is recognized in the financial statements. An entity may only recognize or continue to recognize tax positions that meet a “more-likely-than-not” threshold. As of February 28, 2015 and 2014, the Company does not believe it has any uncertain tax positions that would require either recognition or disclosure in the accompanying financial statements.

Basic and diluted earnings per share

Pursuant to ASC 260-10-45, basic earnings per common share is computed by dividing income (loss) available to common shareholders by the weighted average number of shares of common stock outstanding for the periods presented. Diluted income per share is computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Diluted income (loss) per share reflects the potential dilution that could occur if securities were exercised or converted into common stock or other contracts to issue common stock resulting in the issuance of common stock that would then share in the Company’s income (loss) subject to anti-dilution limitations.

F-10

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basic and diluted earnings per share (continued)

Potentially dilutive common shares consist of common stock issuable for stock warrants (using the treasury stock method). These common stock equivalents may be dilutive in the future. All potentially dilutive common shares were excluded from the computation of diluted shares outstanding as they would have an anti-dilutive impact on the Company’s net losses and consisted of the following:

	February 28, 2015	February 28, 2014
Total stock warrants	375,000	375,000

Recent accounting pronouncements

The Company has elected to early adopt Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. The adoption of this ASU allows the company to remove the inception to date information and all references to development stage.

Accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

NOTE 3 - WEBSITE AND WEBSITE DEVELOPMENT COSTS

Websites acquired and website development costs were being amortized on a straight-line method over the estimated useful life of 5 years. In November 2014, the Company assessed its long-lived assets for any impairment and concluded that there were indicators of impairment as of November 30, 2014 and the Company calculated that the estimated undiscounted cash flows were less than the carrying amount of the intangible asset. Based on the Company’s analysis, the Company recognized an impairment loss of $279,040 for the year ended February 28, 2015 which reduced the value of intangible assets acquired to $0. The Company did not record any impairment charge on website and website development costs during the year ended February 28, 2014. For the years ended February 28, 2015 and 2014, amortization expense related to these costs amounted to $52,320 and $17,440, respectively.

NOTE 4 - SHORT-TERM NOTES PAYABLE

The Company entered into an amendment of a previously amended unsecured promissory note originally dated June 15, 2009 in the principal amount of $50,000. Effective September 1, 2013, the maturity date of the note was extended from December 31, 2012 until June 30, 2014 and the interest rate on the outstanding principal balance was decreased from twelve percent per annum to seven percent per annum. All other terms of the promissory note remain the same. In addition, as of February 28, 2014, the Company entered into an amendment of a previously amended unsecured promissory note originally dated May 6, 2011 in the principal amount of $250,000. Effective September 1, 2013, the maturity date of this note was been extended from December 31, 2012 until June 30, 2014 and the interest rate on the outstanding principal balance was decreased from 12% per annum to 7% per annum. All other terms of the promissory note remain the same.

The Company determined that concessions granted in the form of extensions of the due dates and reductions in interest rates on these above mentioned promissory notes are considered debt modifications as defined under Accounting Standards Codification 470-60, “Troubled Debt Restructurings by Debtors”.

F-11

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 4 - SHORT-TERM NOTES PAYABLE (continued)

On March 31, 2014, the Company accepted a subscription from one non-US investor and issued a promissory note in the amount of $75,000. The promissory note is payable in full at maturity on March 31, 2015, and the principal amount or such portion thereof as shall remain outstanding from time to time accrues simple interest, calculated monthly, at a rate of 7% per annum commencing on the date of the promissory note.

On July 15, 2014, the Company accepted a subscription from one non-US investor and issued a promissory note in the amount of $100,000. The promissory note is payable in full at maturity on March 31, 2015, and the principal amount or such portion thereof as shall remain outstanding from time to time accrues simple interest, calculated monthly, at a rate of 7% per annum commencing on the date of the promissory note.

Accrued interest on promissory notes payable totaled $117,007 and $76,330 at February 28, 2015 and 2014, respectively, and is included in accounts payable and accrued liabilities on the accompanying balance sheets.

At February 28, 2015 and 2014, short-term notes payables consisted of the following:

	February 28, 2015	February 28, 2014
Unsecured promissory note dated June 15, 2009, originally bearing interest at 5% per annum on the principal balance of $50,000, was originally due on June 15, 2011. Effective May 18, 2011 this promissory note was amended and the maturity date of the note was extended until February 28, 2013. The promissory note became past due on February 28, 2013 and the principal amount or such portion thereof as shall remain outstanding from time to time accrued simple interest, calculated monthly in arrears, at a rate of 12% per annum commencing on the date of the promissory note and payable at maturity. Effective September 1, 2013, this promissory note was again amended whereby the maturity date of the note was extended until June 30, 2014 and the interest rate was reduced to 7%. The note is in default as of February 28, 2015.	$50,000	$50,000

Unsecured promissory note dated May 6, 2011, originally bearing interest at 5% per annum on the principal balance of $250,000, was originally due on February 28, 2013. The promissory note became past due on February 28, 2013 and the principal amount or such portion thereof as shall remain outstanding from time to time accrued simple interest, calculated monthly in arrears, at a rate of 12% per annum commencing on the date of the promissory note and payable at maturity. Effective September 1, 2013, this promissory note was again amended whereby the maturity date of the note was extended until June 30, 2014 and the interest rate was reduced to 7%. The note is in default as of February 28, 2015.	250,000	250,000

Unsecured promissory note dated September 24, 2013, bearing interest at 7% per annum on the principal balance of $100,000 and due on June 30, 2014. This note is in default as of February 28, 2015.	100,000	100,000

Unsecured promissory note dated February 13, 2014, bearing interest at 7% per annum on the principal balance of $50,000 and due on February 13, 2015. The note is in default as of February 28, 2015.	50,000	50,000

F-12

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 4 - SHORT-TERM NOTES PAYABLE (continued)

Unsecured promissory note dated March 31, 2014, bearing interest at 7% per annum on the principal balance of $75,000 and due on March 31, 2015.	75,000	-

Unsecured promissory note dated July 15, 2014, bearing interest at 7% per annum on the principal balance of $100,000 and due on March 31, 2015.	100,000	-

Total Short-term Notes Payable	$625,000	$450,000

In March 2015, all short-term notes and all accrued interest were settled by the issuance the Company’s common stock (See Note 10 – Subsequent Events).

NOTE 5 – STOCKHOLDERS’ DEFICIT

On November 25, 2013, the Company sold 375,000 units of our securities at a price of $0.20 per unit for gross proceeds of $75,000. Each unit consists of one share of common stock and one non-transferable common stock purchase warrant, with each common stock purchase warrant entitling the holder to acquire one additional share of our common stock at a price of $0.50 per share for a period of 60 months.

Warrant activities for the years ended February 28, 2015 and 2014 are summarized as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance, February 28, 2013	-	$-	-	$-
Granted	375,000	0.50	5.00	-
Exercised or forfeited	-	-	-	-
Balance, February 28, 2014	375,000	0.50	4.74	78,713
Exercised or forfeited	-	-	-	-
Balance, February 28, 2015	375,000	$0.50	3.74	$-

Exercisable, February 28, 2015	375,000	$0.50	3.74	$-

Stock Option Plan

Effective February 18, 2011, the Board of Directors adopted and approved the 2011 stock option plan. The purpose of the 2011 stock option plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, key employees, officers, independent contractors and consultants of the company to acquire and maintain stock ownership in the company in order to give these persons the opportunity to participate in the company’s growth and success, and to encourage them to remain in the service of the company. A total of 6,000,000 shares of our common stock are available for issuance and during the twelve-month period after the first anniversary of the adoption of the 2011 stock option plan by the Board of Directors. During each twelve-month period thereafter, the Board of Directors is authorized to increase the number of shares issuable by up to 1,500,000 shares.

NOTE 6 – INCOME TAXES

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets at February 28, 2015 and 2014 consist of net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income. The net operating loss carryforward was approximately $2,374,000 at February 28, 2015. The Company provided a valuation allowance equal to the deferred income tax asset for the years ended February 28, 2015 and 2014 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The decrease in the allowance was $226,000 in fiscal 2015. The potential tax benefit arising from the loss carryforward will expire in 2035. Additionally, the future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of ownership changes that could occur in the future in accordance with Section 382 of the Internal Revenue Code. If necessary, the deferred tax assets will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance. The Company’s 2012, 2013 and 2014 Corporate Income Tax Returns are subject to Internal Revenue Service examination.

F-13

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 6 – INCOME TAXES (continued)

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes for the years ended February 28, 2015 and 2014 were as follows:

	Years ended February 28,
	2015	2014
Income tax benefit at U.S. statutory rate of 34%	$(143,963)	$(258,956)
Non-deductible impairment loss and amortization	112,662	68,000
Other non-deductible expenses	257,301	-
Change in valuation allowance	(226,000)	190,956
Total provision for income tax	$-	$-

The Company’s approximate net deferred tax asset as of February 28, 2015 and 2014 was as follows:

Deferred Tax Asset:	February 28, 2015	February 28, 2014
Net operating loss carryforward	$807,000	$734,000
Other	-	299,000
Valuation allowance	(807,000)	(1,033,000)
Net deferred tax asset	$-	$-

NOTE 7 - RELATED PARTY TRANSACTIONS

On May 17, 2013, the Company entered into a definitive Web Site Asset Purchase Agreement (the “Agreement”) with Lakefield Media Holding AG and its wholly-owned subsidiary, Flawsome XLerator GmbH (“Flawsome”). Constantin Dietrich, our current president and director of our company, is the founder and Chief Executive Officer of Lakefield Media Holding AG, which wholly-owns Flawsome. Pursuant to the Agreement, the Company acquired the internet domain name “Slickx.com”, the website and related software, intellectual property rights, accounts, contracts, goodwill and infrastructure for $50,000. This transaction was completed on May 21, 2013.

On May 29, 2013 the Company entered into a consulting agreement with Flawsome, whereby Flawsome agreed to provide certain services, including general management, product management, requirements engineering, quality management, project management, design creation, development team lead, deployment management, content management, reporting services, web development, mobile development, basic content creation, server hosting and monitoring and update services. The agreement expired December 31, 2013, but is continuing on a month-to-month basis. During the year ended February 28, 2015 and 2014, respectively, the Company capitalized $0 and $298,800 in web development costs contracted through Flawsome related to the “Exley.com” website and expensed $12,870 and $52,093 in website management expenses. As of February 28, 2015 and 2014, the Company owed $182,900 and $196,500 to Flawsome, respectively.

As of February 28, 2015 and 2014, respectively, the Company owed $15,000 and $30,000 for consulting services to a director and $75,123 and $70,500 to a Company whose shareholder is a director of the Company. Additionally, the Company owed $31,920 and $7,588 to an officer for expenses paid on behalf of the Company as of February 28, 2015 and 2014, respectively. The payables do not bear interest.

NOTE 8 - DISCONTINUED OPERATIONS

During the period ended February 28, 2014, the Company’s management elected to discontinue the operations of its pharmaceutical business, divest itself of the balance of its pharmaceutical assets and engage in the digital media business. As such, all assets, liabilities and expenses of the pharmaceutical business have been presented as discontinued operations in the financial statements.

F-14

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE 8 - DISCONTINUED OPERATIONS (continued)

A summary of those assets and liabilities as of February 28, 2015 and 2014 and revenues and expenses for the years ended February 28, 2015 and 2014 are as follows:

	February 28, 2015	February 28, 2014
Assets from Discontinued Operations	$-	$-

Liabilities from Discontinued Operations:
Accounts payable and accrued liabilities	$-	$109,449

	For the Year Ended February 28,
	2015	2014
Net Revenues	$-	$1,893
Total Expenses	-	(205,816)
Other Income:
Gain on expiration of product return liability	109,449	12,442

Net Income (Loss) From Discontinued Operations	$109,449	$(191,481)

Certain terms with prior customers allowed the return of product within a certain period of the product’s expiration date. As such, upon shipment of product an estimate for returns was recorded. During the year ended February 28, 2015, the Company’s management deemed the remaining product return liabilities to be expired and no remaining liability exists. Accordingly, during the year ended February 28, 2015, the Company recognized a gain of $109,449 from the expiration of product return liabilities.

NOTE 9 - CONCENTRATIONS

Concentration of credit risk

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through February 28, 2015. There were no balances in excess of FDIC insured levels as of February 28, 2015 and 2014.

Concentration of funding

During the years ended February 28, 2015 and 2014, all short-term notes payable were received from one investor.

NOTE 10 - SUBSEQUENT EVENTS

On March 10, 2015, the Company entered into a debt settlement agreement (the “Debt Settlement Agreement”) with Leone Group, LLC (“Leone”), American Capital Ventures, Inc. (“ACV”), Georgia Georgopoulos, Catherine Cozias and Trels Investments, Ltd. (“Trels” and collectively with Leone, ACV, Ms. Georgopoulos and Ms. Cozias, the “Holders”). Pursuant to the Debt Settlement Agreement, the Company and the Holders agreed to settle all of the outstanding debt owed under certain promissory notes and accounts payable, to Leone, ACV, Ms. Georgopoulos, Ms. Cozias and Trels, and the Holders agreed to convert their respective portions of the debt into shares of restricted common stock of the Company at $0.003 per share. The Company agreed to issue an aggregate of 346,319,970 shares of common stock in settlement of outstanding short-term notes payable with aggregate principal amounts of $625,000, accrued interest payable of $118,205 and accounts payable – related parties of $295,754, as follows:

F-15

QUINT MEDIA INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2015 AND 2014

NOTE10 - SUBSEQUENT EVENTS (continued)

a.	142,193,090 shares to Leone, in settlement of $234,375 in principal and $44,327 of accrued and unpaid interest pursuant to certain promissory notes, and $147,877 of accounts payable by the Company;

b.	142,193,090 shares to ACV in settlement of $234,375 in principal and $44,327 of accrued and unpaid interest pursuant to a promissory note, and $147,877 of accounts payable by the Company;

c.	21,225,001 shares to Ms. Georgopoulos, in settlement of $53,548 in principal and $10,127 of accrued and unpaid interest pursuant to a promissory note;

d.	21,225,001 shares to Ms. Cozias, in settlement of $53,548 in principal and $10,127 of accrued and unpaid interest pursuant to a promissory note; and

e.	19,483,788 shares to Trels, in settlement of $49,154 in principal and $9,297 of accrued and unpaid interest pursuant to a promissory note.

Pursuant to the terms of the Debt Settlement Agreement, at any time before the Company’s entrance into a definitive agreement for the effectuation of a merger or acquisition that results in a change of control of the Company, the Holders shall have a first right of refusal, subject to the terms of the Debt Settlement Agreement, to participate in any future financing sought by the Company, on a pro rata basis, with the maximum funding amount of each future financing for each respective party being in proportion to that respective party’s total ownership percentage of the Company at that time, which shall only be triggered after a total of $50,000 in the aggregate in funding is obtained by the Company subsequent to the effective date of the Debt Settlement Agreement.

If the Company, at any time before the Company’s entrance into a definitive agreement for the effectuation of a merger or acquisition that results in a change of control of the Company, issues common stock at a price per share below $0.003 (the “Settlement Price”), or issues a security convertible at a conversion price per share below the Settlement Price, taking into account any applicable adjustments for a consolidation, recapitalization or reorganization of the Company (the “Lower Issuance Price”), the Holders shall have the right to receive additional shares of the Company’s common stock, without additional payment, such that the effective Settlement Price pursuant to the Debt Settlement Agreement would be equal to the Lower Issuance Price.

In connection with this debt settlement, the Company recorded debt settlement expense of $173,160.

Additionally, remaining liabilities of $9,207 due to the Company’s CEO and a Company controlled by him was forgiven by him in March 2015.

F-16

ONCBIOMUNE, INC.

FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page(s)

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-18

Balance Sheets	F-19

Statements of Operations	F-20

Statements of Changes in Members’ Equity (Deficit)	F-21

Statements of Cash Flows	F-22

Notes to Financial Statements	F-23

FINANCIAL STATEMENTS (UNAUDITED)

Condensed Balance Sheets	F-

Condensed Statements of Operations	F-

Condensed Statements of Cash Flows	F-

Condensed Notes to Financial Statements	F-

F-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

OncBioMune, LLC.

17050 Medical Center Dr.4th Floor

Baton Rouge, LA 70816

We have audited the accompanying balance sheets of OncBioMune, LLC. (the “Company”) as of December 31, 2014 and 2013, and their related statements of operations, changes in members’ equity (deficit) and cash flows for the years ended December 31, 2014 and 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern as indicated in Note 2. The Company has had no revenues and an accumulated deficit of $138,823 as of December 31, 2014. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP
Newport Beach, CA
July 1, 2015

F-18

OncBioMune, LLC.

BALANCE SHEETS

	December 31, 2014	December 31, 2013

Assets
Current Assets
Cash	$100,760	467,891
Prepaid expenses and other current assets	-	7,000
Total Assets	100,760	474,891
Liabilities and Members’ Equity (Deficit)
Current Liabilities:
Accounts payable	140,028	109,208
Credit cards payable	-	2,000
Loan payable	46,100	30,000
Payroll liabilities	18,474	18,627
Line of credit	34,981	-

Total Liabilities	239,583	159,835

Members’ equity (deficit)	(138,823)	315,056
Total Liabilities and Members’ Equity (Deficit)	100,760	474,891

The accompanying notes are an integral part of these financial statements.

F-19

OncBioMune, LLC.

STATEMENTS OF OPERATIONS

	For the Year	For the Year
	Ended	Ended
	December 31, 2014	December 31, 2013

Revenues, net	$254	$550,881

Operating Expenses
R&D expense	67,529	65,042
General and administrative expense	385,169	577,230
Total Operating Expenses	452,698	642,272

Loss from operations	(452,444)	(91,391)

Other Expense
Interest expense	(1,435)	(500)
Total other expense	(1,435)	(500	)-

Net loss	(453,879)	(91,891)

The accompanying notes are an integral part of these financial statements.

F-20

OncBioMune, LLC.

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

For the years ended December 31, 2014 and 2013

Balance at December 31, 2012	$406,947

Net loss	(91,891)

Balance at December 31, 2013	$315,056

Net loss	(453,879)

Balance at December 31, 2014	$(138,823)

The accompanying notes are an integral part of these financial statements.

F-21

OncBioMune, LLC.

STATEMENTS OF CASH FLOWS

	For the Year	For the Year
	Ended	Ended
	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:

Net loss	$(453,879)	$(91,891)

Adjustments to reconcile net loss to net cash used in operating activities:
Changes in Operating Assets and Liabilities:	7,000	(7,000)
Prepaid rent
Increase (decrease) in credit payable	(2,000)	2,000
Increase in account payable	30,820	223,672
Increase (decrease) payroll and direct deposit liabilities	(153)	15,257
Net Cash Used by Operating Activities	(418,212)	142,038

Cash Flows from Financing Activities:
Proceeds from line of credit	34,981	-
Proceeds from loan payable	16,100	30,000
Net Cash Provided by Financing Activities	51,081	30,000

Net increase (decrease) in Cash	(367,131)	172,038
Cash at Beginning of Year	467,891	295,853
Cash at End of Year	$100,760	$467,891

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$1,435	$500

The accompanying notes are an integral part of these financial statements.

F-22

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

OncBioMune, LLC was formed under the laws of the State of Louisiana in March 2005. OncBioMune, LLC is a biotechnology company specializing in innovative cancer treatment therapies. The Company has proprietary rights to a breast and prostate patent vaccine, as well as a process for the growth of cancer tumors.

The Company’s mission is to improve the overall patient condition through innovative bio immunotherapy with proven treatment protocols, to lower deaths associated with cancer and reduce the cost of cancer treatment. The Company’s technology is safe, and utilizes clinically research proven methods of treatment to provide optimal success of patient recovery.

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements for OncBioMune, LLC have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”).

Going concern

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources will be currently adequate to continue operating and maintaining its business strategy for the calendar years ending December 31, 2014 and 2013. The Company continues to seek for additional funding in 2015 to launch the business plans.

The Company will seek to raise capital through additional debt and/or equity financings to fund its operations in the future. Although the Company has historically raised capital from government contracts, there is no assurance that it will be able to continue to do so. If the Company is unable to raise additional capital or secure additional lending in the near future, management expects that the Company will need to curtail or cease operations. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F-23

Cash

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. The Company has no cash equivalents as of December 31, 2014 and 2013.

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2014 and 2013. There were no balances in excess of FDIC insured levels as of December 31, 2014 and 2013.

Fair value of financial instruments and fair value measurements

Fair value of certain of the Company’s financial instruments including cash, account payable, loan payables, and approximate cost because of their short maturities. The Company measures and reports fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value investments.

Fair value, as defined in ASC 820, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of an asset should reflect its highest and best use by market participants, principal (or most advantageous) markets, and an in-use or an in-exchange valuation premise. The fair value of a liability should reflect the risk of nonperformance, which includes, among other things, the Company’s credit risk.

Valuation techniques are generally classified into three categories: the market approach; the income approach; and the cost approach. The selection and application of one or more of the techniques may require significant judgment and are primarily dependent upon the characteristics of the asset or liability, and the quality and availability of inputs. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820 also provides fair value hierarchy for inputs and resulting measurement as follows:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Unobservable inputs for the asset or liability that are supported by little or no market activity and that are significant to the fair values.

Fair value measurements are required to be disclosed by the Level within the fair value hierarchy in which the fair value measurements in their entirety fall. Fair value measurements using significant unobservable inputs (in Level 3 measurements) are subject to expanded disclosure requirements including a reconciliation of the beginning and ending balances, separately presenting changes during the period attributable to the following: (i) total gains or losses for the period (realized and unrealized), segregating those gains or losses included in earnings, and a description of where those gains or losses included in earning are reported in the statement of income.

F-24

Recently Issued Accounting Pronouncements

We have evaluated the other recent accounting pronouncements through ASU 2015-09 and believe that none of them will have a material effect on our financial statements.

Members’ Equity, Personal Assets and Income Taxes

Pursuant to the Company’s LLC correction of agreement effective dated April 22, 2005, in consideration of the initial members’ respective membership interest in and to the company, Robert L. Elliott, M.D. has initial capital contribution $600 which represents 60% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution $400 which represents 40% membership interest. Pursuant to the Company amendment of operating agreement effective dated June 1, 2015, Robert L. Elliott, M.D. has initial capital contribution changed to $500 which represents 50% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution changed to $500 which represents 50% membership interest.

All net distributable profit and loss of the Company, as determined by management, is distributed in accordance with the respective percentage of interests as set forth in the LLC Agreement five business days after determination.

In accordance with the generally accepted method of presenting limited liability company financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of net income of the LLCs, or any provision for federal income taxes.

All the taxes are pass through to the members of the LLC, therefore, no tax is recorded for the Company for the years ended December 31, 2014 and 2013.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the purchase price is fixed or determinable and collectability is reasonably assured. The revenue are grants from government agency and this is the only customer and source of revenue for the Company for the year ended December 31, 2013. The Company needs to provide monthly report to the government agency for the progress as agreed in the master contract. The Company will recognized as revenue when they received approval from the government agency.

NOTE 3 - LOAN PAYABLE

The Company has entered the loan agreement with The Breast Foundation, a non-related party on December 31, 2012 with no interest, collateralized by the intellectual property asset of the Company, and due on demand. The balance as of December 31, 2014 and 2013 are $46,100 and $30,000, respectively.

The Company has a line of credit with a limit of $100,000 with interest rate of 4.95% and expires on October 27, 2017. The Company has a balance of $34,892 as of December 31, 2014. This line of credit is collateralized by the Company’s inventory, accounts receivable, equipment, and general intangibles.

F-25

NOTE 4 – MEMBERS CERTIFICATES

On December 31, 2012, the issued members’ certificates in the amount of $1,000 consisted of 1,000 certificates with a value of $1.00 per certificate.

The members of record as of December 31, 2014 and 2013, are as follows:

	Capital Contributed	Membership Interest Percentage

Robert L. Elliott, M.D.	$500	50%
Jonathan F. Head, PH.D	$500	50%
Total	$1,000	100%

NOTE 5 – CONCENTRATIONS

The Company received grants from the government agency and represents 100% of their income for the year ended December 31, 2013. The Company had no contract income for the year ended December 31, 2014.

NOTE 6 - SUBSEQUENT EVENTS

Subsequent events were evaluated by the Company through July 1, 2015, which is the date the financial statements were available to be issued.

F-26

OncBioMune, LLC.

CONDENSED BALANCE SHEETS

	March 31, 2015	December 31, 2014
	(Unaudited)
Assets
Current Assets
Cash	$44,514	$100,760

Total Assets	$44,514	$100,760
Liabilities and Members’ Deficit
Current Liabilities:
Accounts payable	$117,125	$140,028
Credit cards payable	2,770	-
Loan payable	54,100	46,100
Payroll liabilities	18,614	18,474
Line of credit	34,981	34,981

Total Liabilities	227,590	239,583

Members’ deficit	(183,076)	(138,823)
Total Liabilities and Members’ Deficit	$44,514	$100,760

The accompanying notes are an integral part of these condensed financial statements.

F-27

OncBioMune, LLC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months	Three Months
	Ended	Ended
	March 31, 2015	March 31, 2014

Revenue, net	$-	$-

Operating Expenses
General and administrative expense	49,427	131,690
Total Operating Expenses	49,427	131,690

Loss from operations	(49,427)	(131,690)

Other Income (Expense)
Interest expense	(426)	(444)
Other income	5,600	-
Total other Income	5,174	(444)

Net loss	$(44,253)	$(132,134)

The accompanying notes are an integral part of these condensed financial statements.

F-28

OncBioMune, LLC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2015	March 31, 2014

Cash Flows from Operating Activities:
Net loss	$(44,253)	$(132,134)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in Operating Assets and Liabilities:
Increase (decrease) in account payable	(22,903)	452
(Increase) decrease in account receivable	-	(12,600)
Increase (decrease) payroll and other liabilities	2,910	(46)
Net Cash Used in Operating Activities	(64,246)	(144,328)

Cash Flows from Financing Activities:
Payments on loan payable	-	(2,900)
Proceeds from loan payable	8,000	-
Net Cash Provided by (Used in) Financing Activities	8,000	(2,900)

Net decrease in Cash	(56,246)	(147,228)
Cash at Beginning of Period	100,760	467,891
Cash at End of Period	$44,514	$320,663

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$426	$443

The accompanying notes are an integral part of these condensed financial statements.

F-29

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

OncBioMune, LLC was formed under the laws of the State of Louisiana in March 2005. OncBioMune, LLC is a biotechnology company specializing in innovative cancer treatment therapies. The Company has proprietary rights to a breast and prostate patent vaccine, as well as a process for the growth of cancer tumors.

The Company’s mission is to improve the overall patient condition through innovative bio immunotherapy with proven treatment protocols, to lower deaths associated with cancer and reduce the cost of cancer treatment. The Company’s technology is safe, and utilizes clinically research proven methods of treatment to provide optimal success of patient recovery.

NOTE 2 - BASIS OF PRESENTATION, GOING CONCERN AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements for OncBioMune, LLC have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”).

Going concern

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources will be currently adequate to continue operating and maintaining its business strategy for the three months ended March 31, 2015. The Company continues to seek for additional funding in 2015 to launch the business plans.

The Company will seek to raise capital through additional debt and/or equity financings to fund its operations in the future. Although the Company has historically raised capital from government contracts, there is no assurance that it will be able to continue to do so. If the Company is unable to raise additional capital or secure additional lending in the near future, management expects that the Company will need to curtail or cease operations. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F-30

Cash

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. The Company has no cash equivalents as of March 31, 2015

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through March 31, 2015. There were no balances in excess of FDIC insured levels as of March 31, 2015.

Fair value of financial instruments and fair value measurements

Fair value of certain of the Company’s financial instruments including cash, account payable, loan payables, and approximate cost because of their short maturities. The Company measures and reports fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value investments.

Fair value, as defined in ASC 820, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of an asset should reflect its highest and best use by market participants, principal (or most advantageous) markets, and an in-use or an in-exchange valuation premise. The fair value of a liability should reflect the risk of nonperformance, which includes, among other things, the Company’s credit risk.

Valuation techniques are generally classified into three categories: the market approach; the income approach; and the cost approach. The selection and application of one or more of the techniques may require significant judgment and are primarily dependent upon the characteristics of the asset or liability, and the quality and availability of inputs. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820 also provides fair value hierarchy for inputs and resulting measurement as follows:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Unobservable inputs for the asset or liability that are supported by little or no market activity and that are significant to the fair values.

Fair value measurements are required to be disclosed by the Level within the fair value hierarchy in which the fair value measurements in their entirety fall. Fair value measurements using significant unobservable inputs (in Level 3 measurements) are subject to expanded disclosure requirements including a reconciliation of the beginning and ending balances, separately presenting changes during the period attributable to the following: (i) total gains or losses for the period (realized and unrealized), segregating those gains or losses included in earnings, and a description of where those gains or losses included in earning are reported in the statement of income.

Recently Issued Accounting Pronouncements

We have evaluated the other recent accounting pronouncements through ASU 2015-09 and believe that none of them will have a material effect on our financial statements.

F-31

Members’ Equity, Personal Assets and Income Taxes

Pursuant to the Company’s LLC correction of agreement effective dated April 22, 2005, in consideration of the initial members’ respective membership interest in and to the company, Robert L. Elliott, M.D. has initial capital contribution $600 which represents 60% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution $400 which represents 40% membership interest. Pursuant to the Company amendment of operating agreement effective dated June 1, 2015, Robert L. Elliott, M.D. has initial capital contribution changed to $500 which represents 50% membership interest and Jonathan F. Head, Ph.D. has initial capital contribution changed to $500 which represents 50% membership interest.

All net distributable profit and loss of the Company, as determined by management, is distributed in accordance with the respective percentage of interests as set forth in the LLC Agreement five business days after determination.

In accordance with the generally accepted method of presenting limited liability company financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of net income of the LLCs, or any provision for federal income taxes.

All the taxes are pass through to the members of the LLC, therefore, no tax is recorded for the Company for the three months ended March 31, 2015.

NOTE 3 - LOAN PAYABLE

The Company has entered the loan agreement with The Breast Foundation, a non-related party on December 31, 2012 with no interest, collateralized by the intellectual property asset of the Company, and due on demand. The balance as of March 31, 2015 and December 31, 2014 are $54,100 and $46,100, respectively.

The Company has a line of credit with a limit of $100,000 with interest rate of 4.95% and expires on October 27, 2017. The Company has a balance of $34,981 and $34,981 as of March 31, 2015 and December 31, 2014. This line of credit is collateralized by the Company’s inventory, accounts receivable, equipment, and general intangibles.

NOTE 4 - MEMBERS CERTIFICATES

On December 31, 2012, the issued members’ certificates in the amount of $1,000 consisted of 1,000 certificates with a value of $1.00 per certificate.

The members of record as of March 31, 2015 and December 31, 2014, are as follows:

	Capital	Membership Interest
	Contributed	Percentage

Robert L. Elliott, M.D.	$500	50%
Jonathan F. Head, PH.D	$500	50%
Total	$1,000	100%

NOTE 5 - SUBSEQUENT EVENTS

Subsequent events were evaluated by the Company through July 1, 2015, which is the date the financial statements were available to be issued.

F-32

ANNEX A

SHARE EXCHANGE AGREEMENT

Dated

June 22, 2015

by and among

QUINT MEDIA, INC., a Nevada Corporation

as the Acquiror and Parent.

and

ONCBIOMUNE, INC.,

a Louisiana corporation

and

THE SHAREHOLDERS OF

ONCBIOMUNE, INC.

A-1

ARTICLE V CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY	12
Section 5.01 Accuracy of Representations and Performance of Covenants	12
Section 5.02 Officer’s Certificate	13
Section 5.03 Good Standing	13
The Company shall have received a certificate of good standing from the Secretary of State of Louisiana or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that ONC is in good standing as a corporation in the State of Florida.	13
Section 5.04 Minimum ONC Shareholders	13
Section 5.05 No Governmental Prohibition	13
Section 5.06 Consents	13
Section 5.07 Other Items.	13

ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS OF ONC AND THE ONC SHAREHOLDERS	13
Section 6.01 Accuracy of Representations and Performance of Covenants	13
Section 6.02 Officer’s Certificate	14
Section 6.03 Good Standing	14
Section 6.04 No Governmental Prohibition	14
Section 6.05 Approval by the Company Board of Directors	14
Section 6.06 Consents	14
Section 6.07 Shareholder Report	14
Section 6.08 Other Items.	14

ARTICLE VII MISCELLANEOUS	15
Section 7.01 Brokers	15
Section 7.02 Governing Law	15
Section 7.03 Notices	15
Section 7.04 Attorney’s Fees	15
Section 7.05 Confidentiality	15
Section 7.06 Public Announcements and Filings	16
Section 7.07 Schedules; Knowledge	16
Section 7.08 Third Party Beneficiaries	16
Section 7.09 Expenses	16
Section 7.10 Entire Agreement	16
Section 7.11 Survival; Termination	16
Section 7.12 Counterparts	16
Section 7.13 Amendment or Waiver	16
Section 7.14 Best Efforts	16

EXHIBITS

Exhibit A – Shareholders’ Signature Pages

Exhibit B – Form of Amended and Restated Articles of Incorporation

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this 22nd day of June 2015, by and between QUINT MEDIA, INC., a Nevada corporation (the “Company”), with offices at 330 Clematis Street, Suite 217, West Palm Beach, Florida 33401 and ONCBIOMUNE, INC., a Louisiana corporation (“ONC”), with offices at 17050 Medical Center Drive, Baton Rouge, Louisiana 70816 and the shareholders of ONC set forth on Composite Exhibit A (the “ONC Shareholders”), upon the following premises:

Premises

WHEREAS, the Company is a publicly held corporation organized under the laws of the State of Nevada;

WHEREAS, ONC is a privately-held company organized under the laws of Louisiana;

WHEREAS, the Company agrees to acquire up to forty-seven million (47,000,000) (“ONC Shares”) of the issued and outstanding common shares of ONC representing 100% of ONC’s issued and outstanding common stock from the ONC Shareholders in exchange for the issuance of one share of the Company’s Common Stock and .0212765957446809 of the Company’s Series A Preferred Stock for each share of ONC’s common stock (“Exchange Ratio”) (the “Exchange”) after giving effect to the Reverse Stock Split and other transactions provided for in this Agreement. On the Closing Date, the ONC Shareholders will become shareholders of the Company and ONC will become a subsidiary of the Company. Immediately after the share exchange and a Reverse Stock Split, there will 50,000,000 shares of the Company’s common stock outstanding with 47,000,000 or 94% thereof owned by the ONC Shareholders and 1,000,000 shares of the Company’s Series A Preferred Stock with 100% thereof owned by the ONC Shareholders.

WHEREAS, for Federal income tax purposes, it is intended that the Exchange qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

Agreement

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ONC AND THE SHAREHOLDERS

As an inducement to, and to obtain the reliance of the Company, except as set forth in the ONC Schedules (as hereinafter defined), ONC represents and warrants to the Company that as of the date hereof and the Closing Date (as hereinafter defined), as follows:

Section 1.01 Incorporation. ONC is a company duly organized, validly existing, and in good standing under the laws of Louisiana and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the ONC Schedules is a complete and correct copy of the Articles of incorporation of ONC as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of ONC’s Articles of incorporation. ONC has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution, delivery and performance of this Agreement. ONC has full power, authority, and legal capacity and has taken all action required by law, it’s Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

Section 1.02 Authorized Shares and Capital. The authorized number of common shares with $0.0001 par value of ONC is forty-seven million (47,000,000) with all 47,000,000 shares issued and outstanding. The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 1.03 Subsidiaries and Predecessor Corporations. Other than OncBioMune, LLC, a Louisiana limited liability company, ONC does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 1.04 Financial Statements.

(a) Within five days of execution of this agreement, ONC shall provide the Company with ONC’s (i) balance sheet as of December 31, 2014, and the related statements of operations, stockholders’ equity and cash flows for the period ended December 31, 2014 prepared in accordance with GAAP and audited by a PCAOB independent auditor (the “ONC Financial Statements”).

(b) Within five days of execution of this agreement, ONC shall provide the Company with ONC’s (i) balance sheet as of March 31, 2015, and the related statements of operations, stockholders’ equity and cash flows for the period ended March 31, 2015 prepared in accordance with GAAP and reviewed, but not audited, by a PCAOB independent auditor (the “ONC Financial Statements”).

(c) All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The ONC balance sheets shall be true and accurate and present fairly as of their respective dates the financial condition of ONC. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, ONC shall have no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein will be properly reported and present fairly the value of the assets of ONC, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows will reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(d) ONC has duly and punctually paid all Governmental fees and taxes which it has become liable to pay and has duly allowed for all taxes reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxes and ONC has made any and all proper declarations and returns for tax purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all Governmental fees and taxes.

(e) The books and records, financial and otherwise, of ONC are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(f) All of ONC’s assets are reflected on its financial statements, and, except as set forth in the ONC Schedules or the financial statements of ONC or the notes thereto, ONC has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 1.05 Information. The information concerning ONC set forth in this Agreement and in the ONC Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, ONC has fully disclosed in writing to the Company (through this Agreement or the ONC Schedules) all information relating to matters involving ONC or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $10,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of ONC or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on ONC, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 1.06 Options or Warrants. Except as disclosed on ONC Schedule 1.06, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of ONC.

Section 1.07 Absence of Certain Changes or Events. Except as disclosed on ONC Schedule 1.07, since March 31, 2015 or such other date as provided for herein:

(a) there has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of ONC;

(b) ONC has not (i) amended its Articles of Incorporation since formation; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (iii) made any material change in its method of management, operation or accounting, (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c) ONC has not (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement.

Section 1.08 Litigation and Proceedings. Except as disclosed on ONC Schedule 1.08, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of ONC after reasonable investigation, threatened by or against ONC or affecting ONC or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. ONC does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.09 Contracts.

(a) All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments to which ONC is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business have been previously disclosed to the Company or the ONC Shareholders. A “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least ten thousand dollars ($10,000);

(b) All contracts, agreements, franchises, license agreements, and other commitments to which ONC is a party or by which its properties are bound and which are material to the operations of ONC taken as a whole are valid and enforceable by ONC in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

(c) Except as previously disclosed to the Company or the ONC Shareholders or reflected in the most recent ONC balance sheet, ONC is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of ONC.

Section 1.10 Compliance With Laws and Regulations. To the best of its knowledge, ONC has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of ONC or except to the extent that noncompliance would not result in the occurrence of any material liability for ONC.

Section 1.11 Approval of Agreement. This Agreement has been duly and validly authorized and executed and delivered on behalf of ONC and the ONC Shareholders and this Agreement constitutes a valid and binding agreement of ONC and the ONC Shareholders enforceable in accordance with its terms.

Section 1.12 ONC Schedules. ONC has delivered to the Company the following schedules, which are collectively referred to as the “ONC Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the President of ONC as complete, true, and correct as of the date of this Agreement in all material respects:

(a) a schedule containing complete and correct copies of the Articles of Incorporation of ONC and the Bylaws, each as in effect as of the date of this Agreement;

(b) a schedule containing the financial statements of ONC identified in paragraph 1.04(a);

(c) a schedule setting forth any information, together with any required copies of documents, required to be disclosed in the Company Schedules by Sections 1.01 through 1.11.

ONC shall cause the ONC Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 1.13 Valid Obligation. This Agreement and all agreements and other documents executed by ONC in connection herewith constitute the valid and binding obligations of ONC, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 1.14 Investment Representations

(a) Investment Purpose. As of the date hereof, the ONC Shareholders understand and agree that the consummation of this Agreement including the delivery of the Exchange Consideration (as hereinafter defined) to the ONC Shareholders in exchange for the Securities as contemplated hereby constitutes the offer and sale of securities under the Securities Act of 1933, as amended (the “Securities Act “) and applicable state statutes and that the Securities are being acquired for the ONC Shareholders’ own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the ONC Shareholders do not agree to hold any of the Exchange Consideration for any minimum or other specific term and reserves the right to dispose of the Exchange Consideration at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

(b) Investor Status. Each of the ONC Shareholders is either an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) or a sophisticated investor who has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this Agreement and the underlying transactions. Each ONC Shareholder has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that such ONC Shareholder requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions

(c) Reliance on Exemptions. Each of the ONC Shareholders understands that the Exchange Consideration is being offered and sold to the ONC Shareholders in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the ONC Shareholders’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the ONC Shareholders set forth herein in order to determine the availability of such exemptions and the eligibility of the ONC Shareholders to acquire the Exchange Consideration.

(d) Information. The ONC Shareholders and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Exchange Consideration which have been requested by the ONC Shareholders or its advisors. The ONC Shareholders and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the ONC Shareholders any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the ONC Shareholders. The ONC Shareholders understands that its investment in the Exchange Consideration involves a significant degree of risk. The ONC Shareholders is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(e) Governmental Review. Each of the ONC Shareholders understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Exchange Consideration.

(f) Transfer or Re-sale. Each of the ONC Shareholders understands that (i) the sale or re-sale of the Exchange Consideration has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Exchange Consideration may not be transferred unless (a) the Exchange Consideration is sold pursuant to an effective registration statement under the Securities Act, (b) the ONC Shareholders shall have delivered to the Company, at the cost of the ONC Shareholders, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Exchange Consideration to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Exchange Consideration is sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the ONC Shareholders who agree to sell or otherwise transfer the Exchange Consideration only in accordance with this Section and who is an Accredited Investor, (d) the Exchange Consideration is sold pursuant to Rule 144, or (e) the Exchange Consideration is sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and the ONC Shareholders shall have delivered to the Company, at the cost of the ONC Shareholders, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Exchange Consideration made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Exchange Consideration under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Exchange Consideration under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Exchange Consideration may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

(g) Legends. Each of the ONC Shareholders understand that the shares of the Company’s common stock that comprise the Exchange Consideration (the “Securities”) and, until such time as the Securities has been registered under the Securities Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the Securities are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Exchange Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Each of the ONC Shareholders agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(h) Residency. Each of the ONC Shareholders is a resident of the jurisdiction set forth immediately below the ONC Shareholders’ name on the signature pages hereto or provided separately to the Company.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of ONC and the ONC Shareholders, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the Company Schedules are complete and correct copies of the articles of incorporation and bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company’s articles of incorporation or bylaws. The Company has taken all action required by law, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 2.02 Capitalization. At Closing, the Company’s authorized capitalization will consist of (a) 500,000,000 shares of common stock, par value $0.0001 per share (“the Company Common Stock”), of which 3,000,000 shares will be issued and outstanding, and (b) 20,000,000 shares of preferred stock, par value $.001 per share, of which zero (0) shares will be issued and outstanding. Also at closing, the Company shall have designated 1,000,000 shares of Series A Preferred Stock whereby each share of Series A Preferred Stock shall be entitled to 500 votes and will vote as a single class with the Common Stock on all matters that come before shareholders for vote. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person and give effect to the Reverse Stock Split.

Section 2.03 Subsidiaries and Predecessor Corporations. Other than Exley Media, Inc., a Nevada corporation, the Company does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 2.04 SEC Reports and Compliance.

(a) The Company has filed all reports required to be filed by it by the Securities Exchange Act of 1934, as amended.

(b) The Company is not an investment company within the meaning of Section 3 of the Investment Company Act of 1940, as amended.

(c) The shares of Company Common Stock are quoted on the OTC Markets Group (the “OTC Markets”) under the symbol “QUNI” and Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with all rules and regulations of the OTC Markets applicable to it and the Company Common Stock. The issuance of Company Common Stock under this Agreement does not contravene the rules and regulations of the trading market on which the Company Common Stock is currently listed or quoted, and no approval of the stockholders of Company is required for Company to issue and deliver the Company Common Stock contemplated by this Agreement.

(d) Between the date hereof and the Effective Time, Company shall continue to satisfy the filing requirements of the Exchange Act and all other requirements of applicable securities laws and of the OTC Markets.

(e) The Company SEC Documents include all certifications and statements required of it, if any, by (i) Rule 13a-14 or 15d-14 under the Exchange Act, and (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn and neither Parent nor any of its officers has received any notice from the Commission questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements.

Section 2.05 Information. The information concerning the Company set forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to the ONC Shareholders (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $10,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 2.06 Options or Warrants. Except as disclosed on Company Schedule 2.06, there are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Company relating to the issued or unissued capital stock of the Company (including, without limitation, rights the value of which is determined with reference to the capital stock or other securities of the Company) or obligating the Company to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Company Common Stock of the Company or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

Section 2.07 Absence of Certain Changes or Events. Since February 28, 2015 and except as disclosed in SEC Reports:

(a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

(b) the Company has not (i) amended its articles of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c) The Company has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent the Company balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

(d) to its knowledge, the Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

Section 2.08 Litigation and Proceedings There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in the Company Schedules. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 2.09 Contracts.

(a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement, understanding or other commitments whether such agreement is in writing or oral (“Contracts”).

(b) The Company is not a party to or bound by, and the properties of the Company are not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and

(c) The Company is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of the Company.

Section 2.10 No Conflict With Other Instruments The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets, properties or operations are subject.

Section 2.11 Compliance With Laws and Regulations The Company has complied with all United States federal, state or local or any applicable foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other applicable requirement or rule of law (a “Law”) applicable to the Company and the operation of its business. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.12 Approval of Agreement The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

Section 2.13 Material Transactions or Affiliations Except as disclosed herein and in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, 5% or more of the issued and outstanding common stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 5% Shareholders of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 2.14 The Company Schedules The Company has delivered to the ONC Shareholders the following schedules, which are collectively referred to as the “Company Schedules” and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of the Company to be complete, true, and accurate in all material respects as of the date of this Agreement.

(a) a schedule containing complete and accurate copies of the articles of incorporation and bylaws of the Company as in effect as of the date of this Agreement;

(b) a schedule setting forth any information, together with any required copies of documents, required to be disclosed in the Company Schedules by Sections 2.01 through 2.13.

The Company shall cause the Company Schedules and the instruments and data delivered to the ONC Shareholders hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.15 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.16 Financial Statements. The balance sheets and statements of operations, stockholders’ equity and cash flows contained in the Company SEC Documents (a) comply as to form in all material respects with applicable accounting requirements and rules and regulations of the Commission with respect thereto, (b) have been prepared in accordance with U. S. GAAP applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits), (c) are in accordance with the books and records of the Company and (d) present fairly in all material respects the financial condition of the Company at the dates therein specified and the results of its operations and changes in financial position for the periods therein specified.

Section 2.17 Shell Company. The Company is not now nor has it ever been a “shell company” as that term is defined in Reg. 405 of the Securities Act of 1933, as amended.

Section 2.18 DTC Eligible. The Company’s Common Stock is DTC eligible and is not subject to any outstanding DTC “chills” or “freezes”.

ARTICLE III
SHARE EXCHANGE

Section 3.01 The Exchange and Reverse Stock Split . Prior to the Share Exchange, the Company will reverse split its shares of common stock on the basis of 1 share of common stock for each 138.73502066667 or such other number that shall result in reducing the number of issued and outstanding shares of common stock, prior to Closing, to 3,000,000 shares. Fractional shares will be rounded up to the next whole share. Fractional shares will not be issued. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), (i) the ONC Shareholders listed in Composite Exhibit A, representing an aggregate of Forty-Seven Million (47,000,000) shares of ONC $0.0001 par value, common stock, upon their agreement, shall sell, assign, transfer and deliver to the Company, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of ONC held by them as set forth on Composite Exhibit A; the objective of such purchase (the “Exchange”) being the acquisition by the Company of not less than 100% of the issued and outstanding shares of ONC $0.0001 par value, common stock. In exchange for the transfer of such securities by the ONC Shareholders as set forth on Composite Exhibit A, the Company shall deliver to each such ONC Shareholders: one share of the Company’s $0.0001 par value, common stock and .0212765957446809 of the Company’s Series A Preferred Stock (the “Exchange Ratio”) (the “Exchange Shares”) for each share of ONC $0.0001 par value, common stock (an aggregate of up to 47,000,000 shares of the Company’s common stock). After the Share Exchange has been completed, the ONC shareholders will own 47,000,000 restricted shares of common stock of the Company or 94% of the total outstanding shares of common stock of the Company and 1,000,000 shares of Series A Preferred Stock or 100% of the total outstanding shares of preferred stock. Upon completion of the reverse stock split and the issuance of the 47,000,000 shares of common stock to the ONC shareholders, there will be a total of 50,000,000 shares of the Company’s common stock and 1,000,0000 shares of the Company’s Series A Preferred Stock outstanding. No other securities of the Company will be outstanding other than the 50,000,000 shares of the Company’s common stock and 1,000,000 shares of the Company’s preferred stock. The Exchange Shares are hereinafter referred to as the “Exchange Consideration” or the “Securities” and all such share amounts give effect to the Reverse Stock Split. At the Closing, the ONC Shareholders shall, on surrender of their certificates representing their ONC shares to the Company or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing their ownership of the Exchange Shares.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 3.02 Related Share Issuances. Other individuals and entities related to this transaction and/or ONC that receive shares either at Closing or thereafter, shall receive such shares directly from the ONC Shareholders and not via new issuance from the Company. Such individuals, include but are not limited to Barrett Ehrlich, Elliott Ehrlich, Andrew Kurcharchuk and Neal Holcomb. For the avoidance of doubt it is the intent of the parties that the issuance of shares to these persons or their designees or assigns, will not result in the ONC Shareholders owning in excess of 94% of the total issued and outstanding shares of Company common stock on a fully diluted basis exclusive of the contemplated 1,000,000 shares of Series A Preferred Stock..

Section 3.03 Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall occur following completion of the conditions set forth in Articles V and VI, and upon delivery of the Exchange Consideration as described in Section 3.01 herein. The Initial Closing shall take place at a mutually agreeable time and place and is anticipated to close by no later than August 31, 2015, but in no event before this Agreement has been signed by ONC Shareholders holding at least 100% of the shares of ONC $0.001 par value, common stock outstanding (the “Closing Date”).

Section 3.04 Closing Events. At the Closing, the Company, and ONC shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 3.05 Termination. This Agreement may be terminated by each of the ONC Shareholders or the Company only (a) in the event that the Company or ONC do not meet the conditions precedent set forth in Articles V and VI or (b) if the Initial Closing has not occurred by August 31, 2015. If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect as to any party hereto, and no obligation, right or liability shall arise hereunder.

ARTICLE IV
SPECIAL COVENANTS

Section 4.01 Access to Properties and Records. The Company and ONC will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or ONC, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or ONC, as the case may be, as the other shall from time to time reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

Section 4.02 Delivery of Books and Records. At the Closing, ONC shall deliver to the Company, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of ONC now in the possession of ONC or its representatives.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 4.03 Third Party Consents and Certificates. The Company and ONC agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04 Actions Prior to Closing. From and after the date hereof until the Closing Date and except as set forth in the Company Schedules or ONC Schedules or as permitted or contemplated by this Agreement, the Company (subject to paragraph (d) below) and ONC respectively, will each:

(a) carry on its business in substantially the same manner as it has heretofore and as disclosed in the Company OTC Reports;

(b) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(c) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(d) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(e) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(f) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws (including without limitation, the federal securities laws) and all rules, regulations, and orders imposed by federal or state governmental authorities.

(g) From and after the date hereof until the Closing Date, except as required by this Agreement neither the Company nor ONC will:

(i) make any changes in their Articles of Incorporation, articles or articles of incorporation or bylaws except as contemplated by this Agreement including a name change;

(ii) take any action described in Section 1.07 in the case of ONC or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party’s schedules);

(iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

(iv) sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business except as disclosed in the Company OTC Reports.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 5.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by ONC and the ONC Shareholders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). ONC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by ONC prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of ONC and dated the Closing Date, to the foregoing effect.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 5.02 Officer’s Certificate. The Company shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of ONC to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of ONC threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the ONC Schedules, by or against ONC, which might result in any material adverse change in any of the assets, properties, business, or operations of ONC.

Section 5.03 Good Standing. The Company shall have received a certificate of good standing from the Secretary of State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that ONC is in good standing as a corporation in the State of Nevada.

Section 5.04 Minimum ONC Shareholders. This Agreement shall have been signed by the holders of not less than 100% of the ONC common stock, including voting power, of ONC, unless a lesser number is agreed to by the Company.

Section 5.05 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 5.06 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of ONC after the Closing Date on the basis as presently operated shall have been obtained.

Section 5.07 Other Items.

(a) The Company shall have received a list containing the name, address, and number of shares held by the ONC Shareholders as of the date of Closing, certified by an executive officer of ONC as being true, complete and accurate; and

(b) The Company shall have received such further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as the Company may reasonably request.

(c) The Company shall have received the ONC Financial Statements as provided for in Sections 1.04(a) and (b).

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF ONC
AND THE ONC SHAREHOLDERS

The obligations of ONC and each of the ONC Shareholders under this Agreement are subject to the satisfaction of the Company, or each ONC Shareholder, as the case may be, at or before the Closing Date, of the following conditions:

Section 6.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 6.02 Officer’s Certificate. ONC shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

Section 6.03 Good Standing. ONC shall have received a certificate of good standing from the Secretary of State of Louisiana or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that the Company is in good standing as a corporation in the State of Louisiana and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section 6.04 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.05 Approval by the Company Board of Directors and its Shareholders. The Company’s board of directors shall have approved the Exchange and completed the following (the “Corporate Actions”):

(a) effect a reverse split such that the total outstanding shares of the Company’s issued and outstanding common stock at Closing is 3,000,000. The reverse split ratio shall be approximately 1:138.73502066667 (the “Reverse Stock Split”);

(b) change the name of the Company to OncBioMune Pharmaceauticals, Inc.

(c) designate 1,000,000 shares of Series A Preferred Stock with each share of Series A Preferred Stock being entitled to 500 votes on all matters submitted to the shareholders of the Company for vote.

Section 6.06 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company after the Closing Date on the basis as presently operated shall have been obtained including approval of the Corporate Actions by FINRA.

Section 6.07 Shareholder Report The ONC Shareholders shall receive a shareholder’s report reflective of all the Company shareholder’s which does not exceed 3,000,000 shares of the Company $0.0001 par value, common stock (after giving effect to the Reverse Stock Split) issued and outstanding as of the day prior to the Closing Date and no shares of preferred stock outstanding.

Section 6.08 Other Items.

(a) The ONC Shareholders shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as the ONC Shareholders may reasonably request.

(b) This Agreement shall have been executed by the holders of at least 100% of the shares of ONC common stock.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

(c) Appointment of Directors and Officers. The Company shall have appointed Robert L. Elliott, M.D., Jonathan F. Head, Ph. D. and Andrew Kucharchuk as directors of the Company;

(d) Contantin Dietrich and any other directors and officers, as applicable, shall have resigned as Director and from all officer positions with the Company;

ARTICLE VII
MISCELLANEOUS

Section 7.01 Brokers. The Company and ONC agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement, with the exception of Barrett Ehrlich. Mr. Ehrlich acted only as a “finder” as that term is defined in the decisions of the Securities and Exchange Commission. The Company and ONC each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 7.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the state or federal courts of the United States with jurisdiction in Palm Beach County, Florida. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 7.03 Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to ONC, to:	If to the Company, to:

Oncbiomune, Inc.	Constantin Dietrich, Chief Executive Officer
Attn: Andrew Kucharchuk	Quint Media, Inc.
17050 Medical Center Drive, 4th Floor	330 Clematis Street, Suite 217
Baton Rouge, LA 70816-3251	West Palm Beach, FL 33401

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.04 Attorney’s Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05 Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

Section 7.06 Public Announcements and Filings. Unless required by applicable law, including the Securities Exchange Act, or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 7.07 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 7.08 Third Party Beneficiaries. This contract is strictly between the Company, the ONC Shareholders and ONC, and, except as specifically provided, no director, officer, stockholder (other than the ONC Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.09 Expenses. Subject to Section 7.04 above, whether or not the Exchange is consummated, each of the Company and ONC will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 7.10 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 7.11 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 7.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.13 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 7.14 Best Efforts. Subject to the terms and conditions herein provided, each party of ONC and the Company shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party of ONC and the Company also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

QUINT MEDIA, INC.
A Nevada corporation

By:	/s/ Constantin Dietrich
Constantin Dietrich, CEO

ONCBIOMUNE, INC.
A Louisiana corporation

By:	/s/ Robert Elliot
Robert L. Elliot, M.D., President

Share Exchange Agreement

Quint Media, Inc,/OncBioMune, Inc.

COMPOSITE EXHIBIT A

ONCBIOMUNE, INC. SHAREHOLDERS SIGNATURE PAGE

	Purchaser Name	No. Shares of ONC Common Stock	% of ONC’s Outstanding Shares	No. Shares of the Company’s Common Stock	% of Company’s Outstanding Shares

Robert L. Elliott, M.D.		23,500,000	50.00%	23,500,000	47.0%
Sign:	/s/ Robert Elliott
Name:	Robert L. Elliott, M.D.

Jonathan F. Head, Ph. D.		23,500,000	50.00%	23,500,000	47.0%

Sign:	/s/ Jonathan Head
Name:	Jonathan F. Head, Ph. D.

EXHIBIT B

FORM OF AMENDED AND RESTATED ARTICLES

QUINT MEDIA, INC. – ONCBIOMUNE, INC.

Share Exchange Agreement

SCHEDULES

ANNEX B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ONCBIOMUNE PHARMACEUTICALS, INC.

ARTICLE 1 – NAME

The name of the Corporation is OncBioMune Pharmaceuticals, Inc.

ARTICLE 2 – REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Nevada is 311 S. Division St., Carson City, NV 89703. The name of the Corporation’s registered agent at such address is National Registered Agents Inc. of NV.

ARTICLE 3 – PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (the “NRS”).

ARTICLE 4 – CAPITAL STOCK

Section 4.1 Authorized Capital Stock. The aggregate number of shares that the Corporation will have authority to issue is Five Hundred Twenty Thousand (520,000,000), of which Five Hundred Thousand (500,000,000) shares will be common stock, with a par value of $0.0001 per share (“Common Stock”), and Twenty Million (20,000,000) shares will be preferred stock, with a par value of $0.0001 per share (“Preferred Stock”).

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

B-1

(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series may have super voting rights and shall vote with the Common Stock on all matters, including but not limited to the election of directors.

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to received, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, the lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Section 4.2. Reverse Stock Split. On the effective date of these Amended and Restated Articles of Incorporation, the Corporation will effect a reverse stock split (the “Reverse Stock Split”) of its outstanding common stock pursuant to which every 138.72919666667 issued and outstanding shares of the Corporation’s common stock, par value $0.0001 per share (the “Old Common Stock”) shall be reclassified and converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby. No cash will be paid or distributed as a result of aforementioned Reverse Stock Split, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the Reverse Stock Split will be rounded up to a whole share.

ARTICLE 5 – DIRECTORS

Section 5.1. Number, Election and Terms of Directors. (a) Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, if any, (i) the number of the directors of the Corporation will not be less than one, and (ii) subject to clause (i), the authorized number of directors may be determined from time to time only by a vote of a majority of the total number of directors then in office. Election of directors need not be by written ballot. Directors shall be elected to hold office for a term of one year, with the term of office expiring on the date of the next annual meeting of stockholders.

2

Section 5.2. Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors must be given in the manner provided in the Bylaws of the Corporation.

Section 5.3. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, any director may be removed from office by the stockholders with or without cause, by the affirmative vote of the holders of not less than two-thirds of the voting power of all issued and outstanding shares of voting stock entitled to vote in connection with the election of such director. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

Section 5.4 No Cumulative Voting. At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected. No cumulative voting for directors, however, shall be permitted.

ARTICLE 6 – ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

ARTICLE 7 – COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

ARTICLE 8 – AMENDMENTS

The Board of Directors, without the necessity of stockholder vote, shall have the authority to amend or repeal these Articles of Incorporation to the fullest extent allowable by the NRS. Where a stockholder vote is required, the affirmative vote of the holders of at least a majority of the quorum, voting together as a single class, is required to amend or repeal these Articles of Incorporation.

The Board may make, amend and repeal the Bylaws of the Corporation. Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) in the manner provided in the Bylaws of the Corporation. Notwithstanding the prior sentence, the Bylaws may also be amended or repealed by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 75% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class.

ARTICLE 9 – LIMITATION OF DIRECTORS’ LIABILITY

To the fullest extent permitted by the NRS or any other applicable laws as presently or hereafter in effect, no member of the Board shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director with respect to any acts or omissions in the performance of his or her duties as a member of the Board. No amendment to or repeal of this Article 9 shall apply to or have any effect on the liability or alleged liability of any member of the Board for or with respect to any acts or omissions of such member occurring prior to such amendment or repeal.

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ARTICLE 10 – INDEMNIFICATION

Section 10.1. Right to Indemnification. The Corporation shall indemnify to the fullest extent permitted by the NRS, as it now exists or may be amended, any current or former director or officer of the Corporation who is made, or threatened to be made, a party to or is otherwise involved in an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation) (collectively, a “proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation or an administrator or fiduciary with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as an administrator or fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise (a “beneficiary”) against all expense, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended (or comparable non-U.S. law), excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such beneficiary in connection therewith; except that the Corporation shall indemnify any such beneficiary in connection with a proceeding (or part thereof) initiated by such beneficiary only if such proceeding (or part thereof) was authorized by the Board or is initiated to enforce a beneficiary’s rights under this Section 10.1 or Section 10.2. No amendment to this Article 10 that limits the Corporation’s obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person.

Section 10.2. Right to Advancement of Expenses. The rights granted under Section 10.1 shall include the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); except that, if the NRS so requires, an advancement of expenses incurred by an beneficiary in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such beneficiary, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking , by or on behalf of such beneficiary, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such beneficiary is not entitled to be indemnified for such expenses under this Section 10.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 shall be contract rights and such rights shall continue as to a beneficiary who has ceased to be a director or officer and shall inure to the benefit of the beneficiary’s heirs, executors and administrators. No amendment to this Article 10 that limits the Corporation’s obligation regarding advancement of expenses shall have any effect on that right for a claim arising out of an act or omission that occurs prior to the date of the amendment.

Section 10.3. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or an administrator or fiduciary with respect to any employee benefit plan to the fullest extent of the provisions of this Article 10 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 10.4. Non-Exclusivity of Rights. Any indemnification or advancement of expenses made pursuant to this Article 10 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, these Amended and Restated Articles of Incorporation, the Bylaws or any agreement, vote of stockholders or disinterested directors or otherwise.

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Section 10.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

Section 10.6. Indemnification Agreements. The Corporation may enter into indemnification agreements with its directors and officers, as it may deem appropriate.

ARTICLE 11 – FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

ARTICLE 12 – DURATION

The duration of the Corporation’s existence shall be perpetual.

ARTICLE 13 – NO PREEMPTIVE RIGHTS

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation as of ____________________, 2015.

By:	/s/ Constantin Dietrich
Name:	Constantin Dietrich
Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer

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